UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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LANTRONIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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7535 Irvine Center Drive, Suite 100

Irvine, California 92618

www.lantronix.com

October 7, 2015

Dear Fellow Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Lantronix, Inc., a Delaware corporation, which will be held at our corporate headquarters located at 7535 Irvine Center Drive, Suite 100, Irvine, California, on November 19, 2015, at 9:00 a.m. Pacific standard time.

Details of the business to be conducted at the annual meeting are included in the attached Notice of 2015 Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the annual meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete a proxy as promptly as possible so that your shares will be voted at the meeting. This will not limit your right to vote in person or to attend the meeting.

We look forward to seeing you at the upcoming annual meeting.

Sincerely,

Bernhard Bruscha
Chairman of the Board

LANTRONIX, INC.

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 19, 2015

The 2015 Annual Meeting of Stockholders for Lantronix, Inc., a Delaware corporation, will be held at our corporate headquarters located at 7535 Irvine Center Drive, Suite 100, Irvine, California, on November 19, 2015, at 9:00 a.m. Pacific standard time, for the following purposes:

1.	To elect five (5) directors to the board of directors, each to serve until our next annual meeting of stockholders, and until a successor is duly elected and qualified, or until the director’s earlier resignation or removal;

2.	To ratify the appointment of Squar Milner LLP as our independent registered public accountants for the fiscal year ending June 30, 2016;

3.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers as disclosed in the proxy statement accompanying this notice;

4.	To approve an amendment to our Amended and Restated 2010 Stock Incentive Plan to (1) increase the number of shares of common stock reserved for issuance under the plan by 1,500,000 shares, and (2) limit the value of annual equity awards for non-employee directors to $100,000; and

5.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The foregoing proposals are more fully described in the proxy statement accompanying this notice. Stockholders of record who owned our common stock at the close of business on September 25, 2015, are entitled to attend and vote at the annual meeting.

Your vote is very important. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy card or submit your proxy through the Internet or by telephone as promptly as possible in order to ensure your shares are represented at the annual meeting. Even if you have voted by proxy, you may still vote in person at the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

Irvine, California	Kurt E. Scheuerman
October 7, 2015	Vice President, General Counsel and Secretary

LANTRONIX, INC.

PROXY STATEMENT FOR THE

2015 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT FOR THE

2015 ANNUAL MEETING OF STOCKHOLDERS

We cordially invite you to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) for Lantronix, Inc. (sometimes referred to as, the “Company,” “we,” “us,” or “our”). The Annual Meeting will be held at 9:00 a.m. Pacific standard time on November 19, 2015, at the Company’s corporate headquarters, located at 7535 Irvine Center Drive, Suite 100, Irvine, California.

This proxy statement is being furnished by and on behalf of our board of directors (the “Board”) in connection with the solicitation of proxies to be voted at the Annual Meeting. This proxy statement describes issues on which the Company is asking you, as a stockholder, to vote. It also provides information on these issues so that you can make an informed voting decision.

The approximate date on which this proxy statement and the enclosed form of proxy are first being sent or given to stockholders is October 7, 2015.

References in this proxy statement to fiscal years refer to the fiscal year ended June 30 of the referenced year. For example, “fiscal 2015” refers to the fiscal year ended June 30, 2015, and “fiscal 2016” refers to the fiscal year ending June 30, 2016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

 This proxy statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, are available on the Internet at www.proxyvote.com.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions regarding this proxy statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission, or the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the proxy statement or the Annual Meeting, please contact our Corporate Secretary using the contact information provided in this proxy statement.

When and where will the Annual Meeting be held?

The date, time and place of the Annual Meeting are:

November 19, 2015
9:00 a.m. Pacific standard time
Lantronix Headquarters
7535 Irvine Center Drive, Suite 100

Irvine, California

Who can vote?

You can vote your shares of common stock if our records show that you were the owner of the shares as of the close of business on September 25, 2015 (the “Record Date”). As of the Record Date, there were a total of 15,104,710 shares of our common stock outstanding and entitled to vote at the Annual Meeting. You have one vote for each share of common stock that you own.

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What matters will be voted upon at the Annual Meeting?

The only matters we currently expect will be voted on at the Annual Meeting are the following proposals which are described in this proxy statement:

1.	the election of five directors to the Board;

2.	the ratification of the appointment of Squar Milner LLP as our independent registered public accountants for the fiscal year ending June 30, 2016;

3.	an advisory vote on the compensation paid to our named executive officers; and

4.	the approval of an amendment to our Amended and Restated 2010 Stock Incentive Plan to (1) increase the number of shares of common stock reserved for issuance under the plan by 1,500,000 shares, and (2) limit the value of annual equity awards for non-employee directors to $100,000.

What if other matters come up at the Annual Meeting?

If other matters are properly presented at the Annual Meeting, the proxies designated in the proxy cards will vote your shares in their discretion.

How many shares must be present to convene the Annual Meeting?

We will convene the Annual Meeting if stockholders representing the required quorum of shares of common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote through the Internet or by telephone, or attend the meeting in person. A majority of the shares of common stock entitled to vote at the meeting present in person or by proxy will constitute a quorum. If you sign and return your paper proxy card or authorize a proxy to vote through the Internet or by telephone, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

How are broker non-votes treated?

Broker non-votes (which occur when a brokerage firm has not received voting instructions from the beneficial owner of the shares on a “non-routine” matter, as defined by the New York Stock Exchange (the “NYSE”), as well as abstentions, will be considered present for the purpose of determining whether we have a quorum at the Annual Meeting. In addition, brokerage firms have the authority under NYSE rules to cast votes on certain “routine” matters even if they do not receive instructions from the beneficial owner of the shares. Proposal 2 relating to the ratification of the appointment of our independent registered public accountants is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners, and your shares may be voted on Proposal 2 if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Proposals 1, 3 and 4 are considered “non-routine” matters and therefore, if you do not provide voting instructions to your brokerage firm as described below, no vote for your shares will be cast with respect to these proposals.

What vote is required to elect a director?

A director nominee must receive the affirmative vote of a majority of the votes cast with respect to that nominee to be elected. In other words, the number of shares voted “FOR” a director must exceed the number of votes cast as “WITHHOLD AUTHORITY” with respect to that director’s election. For purposes of the election of directors, abstentions and broker non-votes, if any, will be excluded from the vote and will not be counted in determining the outcome of a director’s election.

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What happens if a majority of the votes cast are not voted in favor of a director nominee?

Pursuant to the procedures established by the Corporate Governance and Nominating Committee of the Board, each incumbent director has submitted to the Chairman of the Corporate Governance and Nominating Committee in writing such director’s irrevocable resignation which will be effective upon (1) the failure of such director to receive the required vote at any annual or special meeting at which such director is nominated for re-election and (2) Board acceptance of the resignation. If a nominee fails to receive a majority of the votes cast in the director election, the Corporate Governance and Nominating Committee will make a recommendation to the Board whether to accept or reject the director’s resignation and whether any other action should be taken. If a director’s resignation is not accepted, that director will continue to serve until our next annual meeting and his or her successor is duly elected and qualified, or until his or her earlier resignation or removal. If the Board accepts the director’s resignation, it may, in its sole discretion, either fill the resulting vacancy or decrease the size of the Board to eliminate the vacancy.

What is the required vote for approval of Proposals 2, 3 and 4?

For each of Proposals 2, 3 and 4, you may vote “FOR” or “AGAINST,” or abstain from voting. Approval and adoption of Proposals 2, 3 and 4 will require the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. For purposes of Proposals 2, 3 and 4, abstentions will be treated as shares present in person or represented by proxy and entitled to vote at the Annual Meeting, so abstaining has the same effect as votes against the proposal, and broker non-votes, if any, will not be counted in determining the outcome of the proposal.

How do I vote?

The procedures for voting are described below, based upon your form of ownership.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy using the enclosed proxy card, through the Internet or by telephone. The procedures for voting by proxy are as follows:

•	To vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and return it promptly. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail.

•	To vote by proxy through the Internet, go to www.proxyvote.com and follow the instructions provided. Please have your proxy card in hand when accessing the website, as it contains a 12-digit control number required to vote.

To vote by proxy over the telephone, dial the toll-free phone number listed on your proxy card under the heading “Vote by Phone” (1-800-690-6903) using a touch-tone phone and follow the recorded instructions. Please have your proxy card in hand when calling, as it contains a 12-digit control number required to vote.

You can authorize a proxy to vote through the Internet or by telephone or at any time prior to 11:59 p.m. eastern time on November 18, 2015, the day before the Annual Meeting.

We provide Internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet and telephone access, such as usage charges from Internet access providers and telephone companies.

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Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. To ensure that your vote is counted, please follow the instructions provided by your broker, bank or other nominee. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee in whose name the shares are registered. Follow the instructions from your broker, bank or other nominee included with these proxy materials.

How does the Board recommend that I vote?

The Board recommends that you vote your shares “FOR” each of the nominees for election to the Board, and “FOR” Proposals 2, 3 and 4.

Can I change my vote after I submit my proxy?

Yes. At any time before the vote on a proposal, you can change your vote by:

•	executing or authorizing, dating and delivering to us a new proxy through the Internet, by telephone or mail prior to the Annual Meeting;

•	giving us a written notice revoking your proxy card; or

•	attending the Annual Meeting and voting your shares in person.

Your attendance at the Annual Meeting will not, by itself, revoke a proxy previously given by you. We will honor the proxy card or authorization with the latest date.

You may send your proxy revocation notice to Lantronix, Inc., 7535 Irvine Center Drive, Suite 100, Irvine, California 92618, Attention: Corporate Secretary.

If you have instructed your nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

Can I vote in person at the Annual Meeting rather than by authorizing a proxy holder?

Yes. Although we encourage you to complete and return a paper proxy card or authorize a proxy holder to vote through the Internet or by telephone to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person even if you have submitted a paper proxy card or authorized a proxy holder to vote through the Internet or by telephone.

How will my shares be voted?

Any proxy that you return properly completed and that is not revoked will be voted as you direct. If you are a stockholder of record and you indicate when voting through the Internet or by telephone that you wish to vote as recommended by our Board, or if you sign and return a proxy card without giving specific voting instructions, then the persons designated as proxy holders in the accompanying proxy card(s) will vote:

•	“FOR” the election of all of the nominees for director;

•	“FOR” the proposal to ratify the appointment of Squar Milner LLP as our independent registered public accountants for the fiscal year ending June 30, 2016;

•	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers as described in this proxy statement; and

•	“FOR” the approval of an amendment to our Amended and Restated 2010 Stock Incentive Plan.

If you are a beneficial owner of shares of our common stock and your bank, broker or other nominee does not receive instructions from you about how your shares are to be voted, then the nominee will have the discretion to vote your shares on the “routine” matters being considered at the Annual Meeting, but will not be able to vote your shares on the “non-routine” matters being considered at the Annual Meeting, meaning that broker non-votes will result for these matters. Please see the heading “How are broker non-votes treated?” above for additional information.

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In the event any director nominee is unable to or declines to serve as a director at the time of the Annual Meeting (which is not anticipated), the persons named in the enclosed proxy card(s) will vote for the election of such person or persons as may be designated by the present Board. As to any other business or matters which might otherwise properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment, although we do not presently know of any such other business.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

If you share an address with another stockholder, you will receive only one set of proxy materials unless you have provided instructions to the contrary. If you wish to receive a separate set of proxy materials now, please send your request to: Lantronix, Inc., 7535 Irvine Center Drive, Suite 100, Irvine, California 92618, Attention: Corporate Secretary, or contact our Corporate Secretary by phone at (949) 453-3990. A separate set of proxy materials will be sent promptly following receipt of your request. You may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

How can I get electronic access to the proxy materials?

The notice of annual meeting, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, are available on the Internet at www.proxyvote.com.

Who will count the votes?

The inspector of election appointed by the Board for the Annual Meeting will count the votes.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?

Stockholder Proposals Under Rule 14a-8. In order for a stockholder proposal to be eligible for inclusion in our proxy statement under SEC rules for the 2016 annual meeting of stockholders, the written proposal must be received by our Corporate Secretary at our offices no later than the close of business on June 9, 2016, and must comply with the requirements of Rule 14a-8 established by the SEC. Proposals should be addressed to: Lantronix, Inc., 7535 Irvine Center Drive, Suite 100, Irvine, California 92618, Attention: Corporate Secretary.

Stockholder Proposals Under the Company’s Amended and Restated Bylaws. Currently, our Amended and Restated Bylaws (the “Bylaws”) provide that, in order for a stockholder proposal to be submitted at the 2016 annual meeting of stockholders, including nominations for candidates for election as directors, written notice to our Corporate Secretary of such proposal must be received at our executive offices:

•	not earlier than July 22, 2016; and

•	not later than August 21, 2016.

If the date of the 2016 annual meeting of stockholders is moved more than 30 days before or 70 days after the first anniversary of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:

•	70 days prior to the meeting; and

•	10 days after public announcement of the meeting date.

The stockholder proposal submission requirements set forth in our Bylaws are independent of, and in addition to, the notice requirements under Rule 14a-8, as discussed above, for inclusion of a stockholder proposal in our proxy materials.

Our Bylaws require that a stockholder must provide certain information concerning the proposing person, the nominee and the proposal, as applicable. Nominations and proposals not meeting the requirements set forth in our Bylaws will not be entertained at the 2016 annual meeting of stockholders. Stockholders should contact the Corporate Secretary in writing at 7535 Irvine Center Drive, Suite 100, Irvine, California 92618, to obtain additional information as to the proper form and content of stockholder nominations or proposals.

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Who pays for this proxy solicitation?

We do. In addition to sending you these proxy materials, some of our employees may contact you by mail, telephone, facsimile, email or personal solicitation. None of these employees will receive any extra compensation for doing this. We will, at our expense, request brokers and other custodians, nominees, and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

Where can I find voting results of the Annual Meeting?

We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by us.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information with respect to beneficial ownership of our common stock as of October 1, 2015, by: (1) each stockholder known by us to be the beneficial owner of more than 5% of our common stock based on filings pursuant to Section 13 or Section 16 of the Exchange Act; (2) each of our current directors and nominees for director; (3) each of our current or former executive officers set forth in the Summary Compensation Table below (collectively, the “Named Executive Officers”); and (4) all current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated in the footnotes to the table, and subject to community property laws, where applicable, the persons and entities identified in the table below have sole voting and investment power with respect to all shares beneficially owned. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes shares of common stock underlying options or warrants held by such person that are exercisable within 60 calendar days of October 1, 2015, but excludes shares of common stock underlying options or warrants held by any other person.

	Beneficial Ownership
Beneficial Owner Name and Address (1)	Number of Shares Owned	Right to Acquire (2)	Total	Percentage Ownership
Greater than 5% Stockholders:
TL Investment GmbH (3)
Biesingerstrasse 27
Tübingen, D-72072
Germany	6,115,342	–	6,115,342	40.5%
Mercury Fund X, Ltd. (4)
501 Park Lake Drive
McKinney, Texas 75070	1,323,893	–	1,323,893	8.8%
Directors and Named Executive Officers:
Bernhard Bruscha, Chairman of the Board (5)	6,115,342	191,158	6,306,500	41.2%
Bruce C. Edwards, Director	65,000	50,000	115,000	*
Paul F. Folino, Director	70,900	84,895	155,795	1.0%
Hoshi Printer, Director	21,800	108,750	130,550	*
Kurt F. Busch, President, Chief Executive Officer and Director	51,159	545,625	596,784	3.8%
Jeremy R. Whitaker, Chief Financial Officer	68,226	128,438	196,664	1.3%
Daryl R. Miller, Vice President of Engineering	20,407	160,197	180,604	1.2%
All current executive officers and directors as a group (10 persons)	6,463,953	1,450,105	7,914,058	47.8%

_______________________

*	Represents beneficial ownership of less than 1% of the outstanding shares of common stock.
(1)	Unless otherwise indicated, the address of each beneficial owner listed is c/o Lantronix, Inc., 7535 Irvine Center Drive, Suite 100, Irvine, California 92618.
(2)	Represents shares of common stock issuable upon exercise of stock options within 60 days of October 1, 2015.
(3)	Based upon information contained in a Form 4 filed by TL Investment GmbH with the SEC on November 30, 2012. According to the Form 4, Mr. Bruscha has sole voting and investment power with respect to these shares.
(4)	Based upon information contained in a Schedule 13G/A filed jointly by Mercury Fund X, Ltd., Mercury Ventures II, Ltd., Mercury Management and Kevin Howe with the SEC on February 5, 2014.
(5)	Includes an aggregate of 6,115,342 shares held by TL Investment GmbH, of which Mr. Bruscha is the sole owner.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and certain officers and persons who own more than 10% of our outstanding shares of common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by SEC regulations to furnish us with copies of all ownership forms they file pursuant to Section 16(a). Based solely on a review of the reports that were filed and upon written representations from our directors, officers and stockholders that such reports accurately reflect all reportable transactions and holdings, we believe that all forms required to be filed pursuant to Section 16(a) during fiscal 2015 were filed on a timely basis.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of the end of fiscal 2015:

	(a)		(b)	(c)
Plan category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity compensation plans approved by security holders	3,541,202	(1)	$2.18	1,841,557	(3)
Equity compensation plans not approved by security holders	5,067	(2)	$3.19	–
Total	3,546,269		$2.19	1,841,557

_____________________

(1)	The number of securities to be issued upon exercise of outstanding options includes shares subject to outstanding stock options under the Lantronix, Inc. 2000 Stock Incentive Plan (the “2000 Plan”) and the Lantronix, Inc. Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”).

(2)	Represents shares subject to outstanding stock options under the Lantronix, Inc. 2010 Inducement Equity Incentive Plan.

(3)	The number of securities remaining available for future issuance includes (1) 935,557 shares available for future grant under the 2010 Plan; and (2) 906,000 shares reserved for issuance under the Lantronix, Inc. 2013 Employee Stock Purchase Plan. Options outstanding under the 2000 Plan and the 2010 Plan that expire without having been exercised in full, or are otherwise forfeited to the Company, will be added to the share reserve of the 2010 Plan.

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CORPORATE GOVERNANCE AND BOARD MATTERS

The Board of Directors has established Corporate Governance Guidelines that it follows in matters of corporate governance. The following is a summary of those guidelines, which is posted under the “About Us – Investor Relations” section of our website at www.lantronix.com. The information included on our website shall not be incorporated into or otherwise made a part of this proxy statement.

Nomination of Director Candidates

The Corporate Governance and Nominating Committee considers candidates for Board membership, and recommends director nominees to the Board for consideration and approval. There are no specific minimum qualifications that a director must possess to be nominated. However, the Corporate Governance and Nominating Committee assesses the appropriate skills and characteristics of a nominee based on the composition of the Board as a whole and based on the nominee’s qualifications, such as independence, skills and experience in such areas as operations, technology, product development, finance, marketing and sales. See also “Criteria for Director Nominees and Board Diversity” below.

The Corporate Governance and Nominating Committee also will consider qualified candidates for director nominees suggested by our stockholders. Stockholders can suggest qualified candidates for director nominees by submitting the candidate’s name and qualifications in writing to us at the following address: Lantronix, Inc., 7535 Irvine Center Drive, Suite 100, Irvine, California 92618, Attention: Corporate Secretary. The Corporate Governance and Nominating Committee will consider such suggestions for candidates for Board membership, but it is not obligated to include them on our slate of nominees for directors. The Corporate Governance and Nominating Committee does not intend to evaluate candidates proposed by stockholders any differently than other candidates.

Director Independence

Our Corporate Governance Guidelines require that a majority of our directors meet the criteria for independence set forth under applicable securities laws, including applicable rules and regulations of the SEC and applicable listing standards of the Nasdaq Stock Market (“Nasdaq”). The Nasdaq listing standards provide that, in order to be considered independent, our Board must determine that each member is free of any relationship that would interfere with the individual’s exercise of independent judgment. Our Board has reviewed the relationships between us, including our subsidiaries and affiliates, and each Board member. Based on its review, the Board has affirmatively determined that Bernhard Bruscha, Bruce C. Edwards, Paul F. Folino and Hoshi Printer currently have no relationships that would interfere with their exercise of independent judgment and that each of them is “independent” with the foregoing independence standards. Kurt F. Busch was determined not to be independent based on his service as our Chief Executive Officer.

Board Leadership Structure

Our Corporate Governance Guidelines provide that the Board will appoint a Chairman of the Board with the approval of a majority of the directors then in office or as otherwise provided in our Bylaws. While any director (including the Chief Executive Officer or other management director) is eligible for appointment as the Chairman of the Board, the Board’s current preferred governance structure is to have an independent director serve as Chairman of the Board. Accordingly, the Board is currently led by Bernhard Bruscha, our Chairman of the Board, a position separate from our Chief Executive Officer and President, Kurt F. Busch.

Risk Oversight

While our management has primary responsibility for identifying and mitigating risks, the Board has overall responsibility for oversight of such risks, with a focus on the most significant risks facing the Company. At least annually, management and the Board jointly review our strategic goals and associated risks. Throughout the year, the Board and the committees to which the Board has delegated responsibility dedicate a portion of their meetings to review and discuss specific risk topics in greater detail.

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The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

•	The Audit Committee oversees our risk policies and processes relating to financial statements and financial reporting, as well as investment, capital structure and compliance risks, and the guidelines, policies and processes for monitoring and mitigating those risks.

•	The Compensation Committee oversees risks associated with our incentive plans, the compensation of executive management, and the effect the compensation structure may have on business decisions.

•	The Corporate Governance and Nominating Committee oversees risks related to our governance structure and the evaluation of individual Board members and committees.

The Board’s risk oversight process builds upon management’s enterprise-wide risk assessment and mitigation processes, which include ongoing monitoring of various risks including those associated with long-term strategy and business operations, regulatory and legal compliance and financial reporting.

Meetings of the Board

During fiscal 2015, the Board held seven meetings. Each director attended 100% of the meetings of the Board held during the period of his tenure in fiscal 2015.

Executive Sessions

Although the Chief Executive Officer and other members of senior management are invited to attend meetings of the Board, the members of the Board meet in executive session, without executive management present, in conjunction with each of the regularly scheduled meetings of the Board. Each committee of the Board also meets regularly in executive session without executive management present. In addition, the Audit Committee meets quarterly in separate executive sessions with our independent registered public accounting firm and with our Chief Financial Officer.

Director Attendance at Annual Stockholder Meetings

Under our Corporate Governance Guidelines, the directors are expected to attend our annual meetings of stockholders. All of the directors attended the 2014 annual meeting of stockholders.

Committees of the Board

To facilitate independent director review, and to make the most effective use of the directors’ time and capabilities, the Board has established the following standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The responsibilities of each committee are set forth in a written charter, approved by the Board. Each standing committee reviews and assesses the adequacy of its charter on an annual basis. Each such charter is available under the “About Us – Investor Relations” section of our website at www.lantronix.com. The Board is permitted to establish other committees from time to time as it deems appropriate.

Current committee membership and the number of meetings of each committee in fiscal 2015 are shown in the table below. Kurt F. Busch and Bernhard Bruscha are not currently members of any committee. Each of the incumbent directors who were members of a committee attended 100% of all meetings held by each committee of the Board on which he served during the period of his tenure in fiscal 2015.

	Audit Committee	Compensation Committee	Corporate Governance & Nominating Committee
Bruce C. Edwards	Member	Chair	Member
Paul F. Folino	Member	Member	Chair
Hoshi Printer	Chair	Member	Member
Number of Fiscal 2015 Meetings	4	5	4

Audit Committee

The Audit Committee is composed of three directors, each of whom is independent and meets the financial literacy requirements of the Nasdaq listing standards for Audit Committee service. The Board has determined that each of the members of the Audit Committee meets enhanced independence requirements of the SEC and that Mr. Printer is an “audit committee financial expert” under the rules of the SEC.

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The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our financial statements, compliance with legal and regulatory requirements, the qualifications and independence of the independent registered public accounting firm, the performance of the independent registered public accounting firm, risk assessment and risk management, and finance and investment functions. The Audit Committee also appoints, retains, terminates, determines compensation for, and oversees the independent registered public accounting firm, reviews the scope of the audit by the independent registered public accounting firm, and reviews the effectiveness of our accounting and internal control functions. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding for, internal or external legal, accounting or other advisers as the Audit Committee deems necessary to carry out its duties.

In addition, the Audit Committee assists the Board in overseeing the implementation and monitoring of the effectiveness of our Code of Business Conduct and Ethics Policy (“Code of Conduct”). The Audit Committee also reviews, with our management and the independent registered public accounting firm, our policies and procedures with respect to risk assessment and risk management relating to financial statements and financial reporting, as well as investment, capital structure and compliance risk, and the guidelines, policies and processes for monitoring and mitigating those risks. The Audit Committee is also responsible for the review and approval of related party transactions.

Compensation Committee

The Compensation Committee is composed of three directors, each of whom is independent as the term is defined within the Nasdaq listing standards for compensation committee service. The Board has determined that each of the members of the Compensation Committee meets enhanced independence requirements of the SEC. Each of the members of the committee is also a “nonemployee director” as that term is defined under Rule 16b-3 of the Exchange Act and an “outside director” as that term is defined in Treasury Regulation Section 1.162-27(e)(3).

The Compensation Committee determines our overall policies on compensation, and determines the compensation of our chief executive officer and other executive officers. In addition, the Compensation Committee administers our equity incentive plans and reviews the philosophy and policies behind, and any material risks created by, the salary, bonus and equity compensation arrangements for all employees. The Compensation Committee also makes recommendations to the Board with respect to amendments to our equity incentive plans. The Compensation Committee also reviews and recommends to the Board the compensation of directors. The Compensation Committee has the authority to obtain advice and assistance from, and receive appropriate funding for, internal or external legal, compensation, accounting or other advisers as the Compensation Committee deems necessary to carry out its duties.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is composed of three directors, each of whom is independent as the term is defined within the Nasdaq listing standards.

The Corporate Governance and Nominating Committee makes recommendations to the Board regarding candidates for election as directors and is otherwise responsible for matters relating to the nomination of directors, including evaluating the “independence” of directors and director nominees against the independence requirements of the Nasdaq listing standards, SEC rules and other applicable laws. The Corporate Governance and Nominating Committee assists with the structure and membership of Board committees.

The Corporate Governance and Nominating Committee reviews our corporate governance policies and procedures and recommends improvements as needed. The Corporate Governance and Nominating Committee is also responsible for the review and approval of related party transactions The Corporate Governance and Nominating Committee also oversees the Board and committee self-assessment and director performance evaluation process.

Criteria for Director Nominees and Board Diversity

The Board believes that it should be composed of directors with diverse, complementary backgrounds, and that directors should, at a minimum, exhibit proven leadership capabilities and experience at a high level of responsibility within their respective fields and have the ability to quickly grasp complex principles of business, finance and technology. Directors should possess the highest personal and professional ethics, integrity and values and should be committed to representing the long-term interests of our stockholders.

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When considering a candidate for director, the Corporate Governance and Nominating Committee takes into account a number of factors, including the following:

•	Independence from management;

•	Depth of understanding of technology, manufacturing, sales and marketing, finance and/or other elements directly relevant to our business;

•	Education and professional background;

•	Judgment, skill, integrity and reputation;

•	Existing commitments to other businesses as a director, executive or owner;

•	Personal conflicts of interest, if any;

•	The size and composition of our existing Board; and

•	Diversity of skills, backgrounds, experiences and other qualifications, to meet the Company’s ongoing needs.

In general, candidates who hold or who have held an established executive-level position in a high technology company are preferred. The Board’s consideration of diversity as a criteria for director nominations is primarily focused on evaluating a nominee’s expected contribution to the diversity of skills, background, experiences and perspectives, given the then existing composition of the Board as a whole.

When seeking candidates for director, the Corporate Governance and Nominating Committee may solicit suggestions from incumbent directors, management, stockholders and others. Additionally, the Corporate Governance and Nominating Committee has in the past used, and may continue to use, the services of third party search firms to assist in the identification and analysis of appropriate candidates. After conducting an initial evaluation of a prospective candidate, the Corporate Governance and Nominating Committee will interview that candidate if it believes the candidate might be suitable. The Corporate Governance and Nominating Committee may also ask the candidate to meet with other members of the Board and with management. If the Corporate Governance and Nominating Committee believes a candidate would be a valuable addition to the Board, it may recommend to the Board that candidate’s appointment or election. The Corporate Governance and Nominating Committee applies the same standards of review to all prospective candidates for director, regardless of who initially brings them to the Corporate Governance and Nominating Committee’s attention.

Code of Conduct and Complaint Procedures

We have adopted a Code of Conduct that applies to all of our directors, officers and employees. The Code of Conduct operates as a tool to help our directors, officers and employees understand and adhere to the high ethical standards we expect. The Code of Conduct is posted under the “About Us – Investor Relations” section of our website at www.lantronix.com.

Concerns relating to accounting, internal controls or auditing matters should be brought to the attention of a member of our senior management or the Audit Committee, as appropriate, and will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

Stockholder Communications with Our Board

You may communicate with any director, the entire Board or any committee of the Board by sending a letter to the director, the Board or the committee, addressed to Lantronix, Inc., 7535 Irvine Center Drive, Suite 100, Irvine, California 92618, Attention: Corporate Secretary. Unless the letter is marked “confidential,” our Corporate Secretary will review the letter, categorize it and forward it to the appropriate person. Any stockholder communication marked “confidential” will be logged as “received” and forwarded to the appropriate person without review.

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Compensation of Non-Employee Directors

Directors who are also employees of the Company are not paid any fees or remuneration, as such, for their service on the Board or on any Board committee. In 2015, we provided the annual compensation described below to directors who are not employees.

Cash Compensation

Under our Non-Employee Director Compensation Policy, each non-employee director is entitled to receive the following cash compensation for board services, as applicable:

•	$36,000 annual retainer for service as a Board member;

•	$15,000 additional annual retainer for service as Chairman of the Board; and

•	$10,000 annual retainer for service as chairperson of the Audit Committee, $7,500 annual retainer for service as chairperson of the Compensation Committee and $5,000 annual retainer for service as chairperson of the Corporate Governance and Nominating Committee.

Under the Non-Employee Director Compensation Policy, directors are not paid meeting fees, except that (1) each non-employee director will be paid a meeting fee of $1,000 for each board meeting attended in person or by telephone in excess of twelve meetings during the fiscal year and (2) each non-employee director will be paid a meeting fee of $1,000 for attending in person or by telephone a meeting of a standing committee of which he or she is a member in excess of twelve meetings per committee during the fiscal year.

Mr. Bruscha, our Chairman of the Board, has waived his right until further notice to receive cash compensation (other than reimbursement of expenses) for serving as a director and as Chairman of the Board.

Equity Award Program

Under our current Non-Employee Director Compensation Policy, our non-employee directors receive initial and annual equity awards under our Amended and Restated 2010 Stock Incentive Plan. Beginning with the 2015 Annual Meeting, each non-employee director will be given the choice of receiving either 25,000 non-qualified stock options or 10,000 restricted stock units (“RSUs”), which the Board will grant upon the non-employee director’s election at each annual meeting of stockholders. Prior to the current Annual Meeting, non-employee director equity awards consisted of 25,000 non-qualified stock options. Options granted to non-employee directors (1) vest monthly at the rate of 1/12 per month, such that one hundred percent (100%) of the shares will be fully vested on the first anniversary of the annual meeting date, (2) have a seven year term, and (3) have a two-year post-separation exercise period. Restricted stock units granted to non-employee directors will vest at the rate of 50% six months after the grant date and 50% on the one-year anniversary of the grant date. If a director is appointed at a time other than at the annual stockholders meeting, the number of options or RSUs and the vesting schedule is pro-rated based upon the amount of time that has elapsed since our most recent annual meeting.

In accordance with the prior Non-Employee Director Compensation Policy, following the Company’s 2014 annual meeting of stockholders, each non-employee director was granted an option to purchase 25,000 shares of our common stock at an exercise price of $1.90 per share, which equaled the closing price of our common stock on the date of grant, with the vesting and expiration terms described above.

Reimbursements

Under the Non-Employee Director Compensation Policy, non-employee directors will be reimbursed for their reasonable out of pocket expenses, including travel expenses incurred to attend meetings up to a maximum of $2,000 per meeting requiring travel. In the case of Mr. Bruscha, for fiscal 2015, we agreed to provide a travel stipend of $8,000 to cover expenses relating to in-person meetings for which he traveled to our headquarters.

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Non-Employee Director Compensation Table

The table below summarizes the compensation earned by non-employee directors for services during fiscal 2015:

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Bernhard Bruscha (4)	–	30,468	8,000	38,468
Bruce C. Edwards	43,500	30,468	–	73,968
Paul F. Folino	41,000	30,468	–	71,468
Hoshi Printer	46,000	30,468	–	76,468

__________________________

(1)	For a description of annual non-employee director fees, see the narrative disclosure above.

(2)	The dollar value of options shown represents the grant date fair value determined in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model, without any adjustment for estimated forfeitures. For a discussion of the valuation assumptions used in the calculations, see Note 4 of Notes to Consolidated Financial Statements, included in Part IV, Item 15 of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

(3)	The following table shows the total number of stock and option awards outstanding as of June 30, 2015, for each person who served as a non-employee director during fiscal 2015:

Name	Stock Awards Outstanding (#)	Option Awards Outstanding (#)
Bernhard Bruscha	–	191,158
Bruce C. Edwards	–	50,000
Paul F. Folino	–	84,895
Hoshi Printer	–	108,750

(4)	As described in the narrative above, Mr. Bruscha elected not to receive a cash fee for his services on the Board during fiscal 2015. The amount listed above for Mr. Bruscha under the column “All Other Compensation” represents a travel stipend to which he is entitled pursuant to our arrangement with him.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of five persons. The Corporate Governance and Nominating Committee has recommended to the Board, and the Board has approved, the nomination of the following five nominees for election as directors, each to serve one year terms until the 2016 annual meeting of stockholders and until a successor has been duly elected and qualified, or until the director’s earlier resignation or removal: Bernhard Bruscha, Kurt F. Busch, Bruce C. Edwards, Paul F. Folino and Hoshi Printer.

Each of the nominees presently serves as a director and has served continuously as a director since the date indicated in the nominee’s biography below. All nominees have consented to be named and have indicated their intent to serve if elected.

There are no family relationships between any director and any of our other directors or executive officers. There are no arrangements or understandings between any of the above-referenced director/nominees and any other person pursuant to which any such director/nominee was or is to be elected as a director or nominee.

Information About the Director Nominees

The following table sets forth certain information, in each case as of September 30, 2015, concerning the nominees for director:

Name	Age	Director Since	Position With Lantronix	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Bernhard Bruscha	62	2007	Chairman of the Board	–	–	–
Kurt F. Busch	44	2012	President, Chief Executive Officer and Director	–	–	–
Bruce C. Edwards	61	2012	Director	Member	Chair	Member
Paul F. Folino	70	2012	Director	Member	Member	Chair
Hoshi Printer	73	2010	Director	Chair	Member	Member

Following is a description of the business experience, qualifications, skills and educational background of each of the nominees for director, including their business experience during the past five years:

Bernhard Bruscha has served as Chairman of the Board of the Company from June 1989 to May 2002 and from May 2012 to the present. Mr. Bruscha is a serial entrepreneur who started his career in the 1970s, as one of three founding partners in a computer networking software company and for more than 20 years has successfully founded, grown and sold or merged several technology and other companies. From May 2002 to April 2015, Mr. Bruscha served as Chairman of the Supervisory Board of transtec AG, a computer systems manufacturer and direct computer reseller. Mr. Bruscha is also Managing Director of TL Investment GmbH and Managing Director of technovest alpha GmbH located in Tübingen, Germany.

Mr. Bruscha’s extensive business, managerial, executive and leadership experience in the technology industry, including as an active designer of software systems and a founder of several technology distribution and hardware companies, make him a valuable member of the Board.

Kurt F. Busch has served as our President and Chief Executive Officer since August 2011, and as a member of our Board since November 2012. Mr. Busch served from October 2006 to August 2011 in senior leadership positions at Mindspeed Technologies, a leading supplier of semiconductor solutions for network infrastructure applications. From November 2007 to August 2011, he served as Senior Vice President and General Manager for Mindspeed’s high performance analog division, and from October 2006 to November 2007 he served as Mindspeed’s Vice President of Marketing and Applications. Since 1990, Mr. Busch has worked in the networking communications industry. His experience also includes business development roles at Analog Devices as well as roles in engineering, sales, marketing and general management at Digital Equipment Corporation, Intel and two start-ups. He earned a Bachelor of Science degree in electrical and computer engineering and a Bachelor of Science degree in biological science from the University of California at Irvine. Mr. Busch received his Masters of Business Administration from Santa Clara University in 1998.

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As our Chief Executive Officer, Mr. Busch provides intimate knowledge of our operations that are a vital component of Board discussions, and he leads our strategy discussion, which is reviewed and discussed by the Board. In addition, Mr. Busch’s extensive experience in the technology industry and broad-based customer and partner contacts provide the Board with insight into important issues that we face.

Bruce C. Edwards has served as a member of our Board since 2012. Mr. Edwards has served as a director of Semtech Corporation, a supplier of analog and mixed-signal semiconductor products since 2006, and serves as Chairman of their Compensation Committee. He is also on the board of Xirrus Corporation, a privately-held provider of high-performance wireless networks since 2010, and currently serves as Chairman of its Audit Committee. He served as a director of Emulex Corporation, a global supplier of advanced storage networking infrastructure solutions from May 2000 to May 2015, when Emulex was acquired by Avago Technologies. Mr. Edwards was Chairman of the Board of Emulex from February 2015 to May 2015. From February 2005 to November 2007, he served as the Executive Chairman of the Board of Directors of Powerwave Technologies, Inc., a leading designer, manufacturer and supplier of advance coverage and capacity solutions for the wireless communications industry (“Powerwave”). From February1996 until February 2005, Mr. Edwards served as Chief Executive Officer and as a director of Powerwave. Mr. Edwards also served as President of Powerwave from February 1996 to May 2004. Before joining Powerwave, Mr. Edwards served eleven years at AST Research, Inc., a personal computer company, where his last positions were Executive Vice President, Chief Financial Officer and a director. He also served as a director, Chairman of the Audit Committee and member of the Nominating and Governance Committee of SouthWest Water Company, an owner and operator of water and wastewater utilities and related services from August 2009 to September 2010.

Mr. Edwards has leadership experience through his past experience as the chairman and chief executive officer of a publicly-traded global technology company. His management and operational expertise is accompanied by his experience relating to the design and manufacture of technology products and skills relating to financial statements and accounting matters, making him a valuable member of the Board.

Paul F. Folino has served as a member of our Board since 2012. Mr. Folino served in a number of board and executive positions at Emulex from 1993 to May 2015, including as Emulex’s Executive Chairman of the Board of Directors from September 2006 to November 2011; as Chief Executive Officer from May 1993 to September 2006; and as Chairman of the Board of Directors from 2002 to 2006 and from November 2011 to July 2013. Prior to joining Emulex, Mr. Folino served as President and Chief Operating Officer of Thomas-Conrad Corporation, a manufacturer of local area networking products from 1991 to 1993. He also serves on the Board of Directors of Microsemi Corporation, a designer, manufacturer and marketer of high-performance analog and mixed-signal integrated circuits and high reliability discrete semiconductors; and CoreLogic, Inc., a provider of consumer, financial and property information, analytics and services to business and government, where he serves as Chairman of the Board. Mr. Folino has a Bachelor of Arts degree from Central Washington State University and a Masters of Business Administration degree from Seattle University.

Mr. Folino’s current experience as director of several public companies and his prior experience as an executive in the technology industry provide him with the skills and qualifications to serve on our Board.

Hoshi Printer has served as a member of our Board since 2010. Mr. Printer’s background includes four decades of relevant general and financial management experience, including serving as chief financial officer for several technology companies including Autobytel, an online automotive marketplace; Peerless Systems Corporation, an embedded imaging systems company; Neuron Data, developers of high-end, client-server, object- and web-oriented tools; Soane Technologies, an ophthalmic and bioscience business; and Catalytica, developers of environmental technology. From 2005 to 2010, Mr. Printer was a chief financial officer consultant. His clients included Private Access, Inc., a technology company; Avamar Technologies, Inc., a provider of enterprise data storage software; and Path 1 Network Technologies, a provider of television over IP technology to broadcasters. Mr. Printer also served as the divisional Vice President of Finance for Xerox Corporation. Mr. Printer serves on the board of the Forum for Corporate Directors, a non-profit organization dedicated to enhancing boardroom performance, and on the board of the Southern California Chapter of the National Association of Corporate Directors (“NACD”). Mr. Printer has also served as President of the Software Council of Southern California. Mr. Printer serves on the boards of directors of Standard Homeopathic Company, a manufacturer and distributor of over-the-counter homeopathic medicine, and Transient Plasma Systems, a startup company engaged in research on pulsers to commercialize for combustion and other applications. Mr. Printer also serves on the Board of Advisors at Information Management Resources, Inc. (IMRI), headquartered in Aliso Viejo, California, a company that provides technology, cyber security, and engineering services to federal government agencies and commercial clients. Mr. Printer holds a Masters of Business Administration degree from Stanford Graduate School of Business, a Master of Science degree in Industrial Engineering, and Bachelor of Arts degrees in both Electrical and Mechanical Engineering.

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Mr. Printer’s financial expertise, exemplified by his background and experience in a number of companies as a senior financial officer, and his broad experience with technology companies make him a valuable asset to the Board and to serve as an audit committee financial expert and Chairman of the Audit Committee.

Required Vote

A director nominee must receive the affirmative vote of a majority of the votes cast with respect to that nominee to be elected. In other words, the number of shares voted “FOR” a director nominee must exceed the number of votes cast “WITHHOLD” with respect to that nominee’s election. Votes cast will exclude abstentions and broker non-votes with respect to that director’s election.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE FIVE NOMINEES SET FORTH ABOVE.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed Squar Milner LLP (“Squar Milner”) as the independent registered public accounting firm for our fiscal year ending June 30, 2016. Squar Milner (formerly Squar, Milner, Peterson, Miranda & Williamson, LLP) was the independent registered public accounting firm for fiscal 2015. Representatives of Squar Milner are expected to attend the Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire. Although we are not required to seek stockholder ratification of this appointment, the Board believes that doing so is consistent with good corporate governance practices. If the appointment is not ratified, the Audit Committee will explore the reasons for stockholder rejection and will reconsider the appointment. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm any time during the year if the Audit Committee determines that the change would be in our best interests.

Fees Paid to the Principal Accountants

During fiscal 2015 and fiscal 2014, we retained our independent registered public accounting firm, Squar Milner, to provide services in the following categories and amounts:

	Year Ended June 30,
Fee Category	2015	2014
Audit fees	$152,500	$140,000
Audit-related fees	24,000	23,500
Tax fees	25,100	–
All other fees	–	–
Total fees	$201,600	$163,500

Audit Fees. Consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of our quarterly interim consolidated financial statements, as well as services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements. These fees also include the review of our registration statement on Form S-3 and certain other related matters such as the delivery of comfort letters and consents in connection with our registration statements.

Audit-Related Fees. Consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.” These fees were related to the audits of our 401(k) employee benefit plan and our 2013 Employee Stock Purchase Plan.

Tax Fees. Consist of fees billed for professional services, including tax advice, tax planning and preparation of returns relating to federal, state and international taxes.

All Other Fees. There were no fees billed by our independent registered public accounting firms for other services in fiscal 2015 or 2014.

Pre-Approval of Services

The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee at least annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee may delegate, and has delegated, pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.

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Required Vote

The ratification of the appointment of Squar Milner as our independent registered public accountants for the fiscal year ending June 30, 2016, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF SQUAR MILNER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2016.

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PROPOSAL 3

ADVISORY APPROVAL OF COMPENSATION FOR NAMED EXECUTIVE OFFICERS

In accordance with applicable law, we are providing our stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, which is described in the section titled “Executive Compensation” in this proxy statement. Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of the Company hereby approve the compensation paid and payable to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion set forth under the section titled ‘Executive Compensation’ in this proxy statement.”

Our executive compensation program is designed to provide a competitive level of compensation necessary to attract and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance stockholder value. In order to align executive pay with both our financial performance and the creation of sustainable stockholder value, a significant portion of compensation paid to our named executive officers is allocated to performance-based, short- and long-term incentive programs to make executive pay dependent on our performance (or “at-risk”). In addition, as an executive officer’s responsibility and ability to affect the financial results of the Company increases, the portion of his or her total compensation deemed “at-risk” increases.

We urge our stockholders to read the Executive Compensation section of this proxy statement which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.

We are requesting stockholder approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider those stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote

The advisory approval of the compensation of our named executive officers as disclosed in this proxy statement requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AN ADVISORY VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 4

APPROVAL OF AMENDMENT TO

AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

We are asking our stockholders to approve an amendment to the Lantronix, Inc. Amended and Restated 2010 Stock Incentive Plan (“2010 Plan”).

The Board of Directors adopted the 2010 Plan to enable making awards of share-based incentive compensation to eligible employees, consultants and directors of the Company and its affiliates. The 2010 Plan permits the granting of stock options (both incentive and nonqualified), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and performance awards. Each of the Company’s executive officers, directors and nominees for election as a director is eligible to receive awards pursuant to the 2010 Plan.

We have used equity awards under the 2010 Plan as an important part of our compensation program. They allow us to attract new employees, to whom we must offer overall compensation packages, including equity awards, that are competitive with what other companies are offering in order to attract these individuals to Lantronix. They also help us retain and motivate existing employees, in a manner that aligns their interests with those of other stockholders, by linking their compensation to the company’s stock price performance.

Summary of Proposed Amendment

The Board of Directors has approved the following changes to the 2010 Plan (the “Plan Amendment”), subject to stockholder approval:

•	Making a total of 1.5 million additional shares available for new awards under the 2010 Plan after the Plan Amendment is approved by stockholders.

•	Limiting the value of share-denominated awards that can be granted under the 2010 Plan to a non-employee director in any fiscal year to $100,000 in value.

About Our Request for Additional Shares

The Board of Directors continues to believe that an equity award program is an important factor in attracting, retaining and motivating officers, employees, directors and consultants of the Company. As of September 30, 2015, 3,506,199 shares were subject to outstanding options under the 2010 Plan, with a weighted-average exercise price of $1.80 and a weighted-average remaining term of 4.9 years. In addition 52,800 RSUs were outstanding under the 2010 Plan. As a result, only 374,280 shares remain available for future grant under the 2010 Plan.

Over the last three fiscal years (2013, 2014, and 2015), our total “burn rate” for stock awards averaged 5.6% per year. “Burn rate” is defined as the number of shares subject to stock awards granted in a fiscal year divided by the weighted average number of shares of our common stock outstanding (basic) at fiscal year-end. For purposes of calculating the burn rate, (1) awards of stock options and stock appreciation rights are counted as one share, and (2) awards of restricted stock, restricted stock units or other full value awards count as 1.50 shares.

If our stockholders do not approve the Plan Amendment, we may not have enough shares available under the 2010 Plan to meet our anticipated needs through next year’s annual meeting. We believe that having the ability to grant competitive equity awards is an important recruiting and retention tool.

Summary of Amended and Restated 2010 Plan, as Amended

Below is a summary of the principal provisions of the 2010 Plan as amended by the Plan Amendment (the “Amended Incentive Plan”) and its operation. A copy of the Amended Incentive Plan is set forth in full in Appendix A to this Proxy Statement, and the following description of the Amended Incentive Plan is qualified in its entirety by reference to Appendix A.

Administration. The Amended Incentive Plan will be administered by a committee of the Board (or by the full Board in the absence of a committee) (the “Plan Administrator”).

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Awards Authorized. The Amended Incentive Plan authorizes each of the following types of awards: Incentive Stock Options (“ISOs”); Nonstatutory Stock Options (“NSOs”); Restricted Stock; Restricted Stock Units (“RSUs”); Stock Appreciation Rights (“SARs”); and Performance Shares. Note that although the descriptions that follow refer to the potential for awards to comply with the definition of “performance-based compensation” under Section 162(m) of the IRC, we have reserved broad discretion to decide whether or not particular awards will be so structured (meaning some awards may not qualify as “performance-based compensation”).

Share Reserve. The number of shares of common stock currently reserved for issuance pursuant to awards made under the 2010 Plan is 3,050,000 shares plus any Plan Rollover Shares. The term “Plan Rollover Shares” means any shares subject to equity compensation awards granted under the Lantronix, Inc. Amended and Restated 2000 Stock Plan (the “2000 Plan”) that expire or otherwise terminate without having been exercised in full or that are forfeited to or repurchased by the Company by virtue of their failure to vest, with a maximum of 2,100,000 such shares eligible for rollover. If the Plan Amendment is approved by the stockholders, an aggregate of 4,550,000 shares of our common stock, plus any Plan Rollover Shares, will be reserved for issuance under the Amended Incentive Plan. Any shares subject to outstanding awards other than stock options and/or SARs, shall count against the Amended Incentive Plan share reserve as 1.50 shares for every one share subject to such award. The Amended Incentive Plan also provides that appropriate adjustments will be made in the share reserve and in shares subject to outstanding awards and option exercise prices upon any stock split or other change in capitalization.

The aggregate number of shares of our common stock in respect of which stock options or SARs may be granted to any one person pursuant to the Amended Incentive Plan may not at any time exceed 2,500,000 shares of our common stock per our fiscal year. Similarly, no participant may be granted more than 1,000,000 shares subject to restricted stock, restricted stock unit or performance share awards in any of our fiscal year.

Eligibility. Only employees are eligible to receive ISOs. For NSOs, Restricted Stock, RSUs, SARs, and Performance Shares, current employees, consultants and/or directors are eligible to participate.

Limits on Awards to Non-Employee Directors. Under the Amended Incentive Plan, no non-employee director can receive awards with a grant date fair value of more than $100,000 in a fiscal year. Any awards granted to an individual while an employee of the company do not count towards this limit.

Stock Options. Stock options granted under the Amended Incentive Plan will be subject to the following provisions:

Exercise Price:	For NSOs, the exercise price shall be at least 100% of the fair market value (“FMV”) per share on the date of grant.

For ISOs, the exercise price shall be at least 100% of the FMV per share on the date of grant, and 110% of the FMV per share if granted to a greater than 10% stockholder.

Exercisability:	Exercisable only to the extent of vesting, subject to a standard option agreement.

Vesting:	As determined at the discretion of the Plan Administrator.

Payment:

Forms of payment for exercise shall be any of the following (or a combination thereof): cash or check; promissory note (as permitted by law); tender of owned shares; ‘same-day sale’ exercise; or other consideration approved by the Plan Administrator.

Duration:	Options shall have a total duration of no longer than 7 years (and no longer than 5 years for ISOs held by a greater than 10% stockholder).

Transferability:	Unless otherwise determined by the Plan Administrator, Options are not transferable except by the provisions of a will or by applicable law.

IRC 162(m):	In order to comply with the definition of “performance-based compensation” under Section 162(m) of the Internal Revenue Code (“IRC”), the Amended Incentive Plan provides that a maximum of 2,500,000 options (and SARs) may be granted to any employee during a company fiscal year.

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Stock Appreciation Rights (SARs). SARs granted under the Amended Incentive Plan will be subject to the following provisions:

Exercise Price:	At least 100% of the FMV per share on the date of grant.

Vesting:	As determined at the discretion of the Plan Administrator.

Settlement:

Upon exercise, the holder receives the excess of FMV of the shares over the exercise price. Settlement may be accomplished in shares of common stock of the Company, cash or any combination thereof, as specified in the award agreement.

Duration:

SARs shall have a total duration of no longer than 7 years and may be subject to early termination upon the participant’s termination of service or a change in control of Lantronix (if not assumed by the acquirer).

Transferability:	SARs are generally not transferable except by the provisions of a will or via applicable law, or as may be authorized by the Plan Administrator.

IRC 162(m):	In order to comply with the definition of “performance-based compensation” under Section 162(m) of the IRC, the Amended Incentive Plan provides that a maximum of 2,500,000 SARs (and options) may be granted to any employee during a fiscal year.

Restricted Stock and Restricted Stock Units (RSUs). Restricted Stock and RSUs granted under the Amended Incentive Plan will be subject to the following provisions:

Purchase Price:	No payment is required by the participant for the Restricted Stock or RSUs. The par value of any Restricted Stock shares shall be deemed paid for by future services of the participant.

Vesting:	As determined at the discretion of the Plan Administrator (may be based on continued service or achievement of performance goals).

Rights:

For Restricted Stock (not applicable to RSUs), the participant will have: (1) full voting rights in respect of his or her Restricted Stock prior to vesting thereof; and (2) the right to receive any dividends paid on Restricted Stock, subject to the same vesting restrictions as the underlying Restricted Stock.

Transferability:	Unless otherwise determined by the Plan Administrator, unvested Restricted Stock or RSUs may not be sold or otherwise transferred, except by the provisions of a will or via applicable law.

Settlement:	Settlement of RSUs may be accomplished in shares of common stock of Lantronix, cash or any combination thereof, as specified in the award agreement.

IRC 162(m):	In order to comply with the definition of “performance-based compensation” under Section 162(m) of the IRC, the Amended Incentive Plan provides that a maximum of 1,000,000 Restricted Stock awards and RSUs (and Performance Shares) may be granted to any employee during a fiscal year. In addition, in order to comply with the “performance-based compensation” requirements under IRC Section 162(m), Restricted Stock and RSUs issued under the Amended Incentive Plan may be subject to the achievement of pre-established performance goals.

Performance Shares. Performance Shares granted under the Amended Incentive Plan will be subject to the following provisions:

Purchase Price:	No payment is required by the participant for the Performance Shares.

Vesting:	As determined at the discretion of the Plan Administrator (may be based on company-wide, business unit, or individual performance goals (including continued service) or any other basis).

Performance:	The period of measuring performance shall be as specified by the Plan Administrator in any award grant of Performance Shares. Performance criteria for performance shares, RSUs or restricted stock awards may be based on achievement of performance goals relating to one or more business criteria.

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Limits on Repricing. The Amended Incentive Plan does not permit, without obtaining stockholder approval, the re-pricing of any outstanding option or SAR through either (1) the cancellation of outstanding options or SARs in exchange for a new award or cash, or (2) the amendment of outstanding options or SARs to reduce the exercise price thereof.

Change of Control. Under the Amended Incentive Plan, any outstanding awards will be treated as determined by the Plan Administrator, including (without limitation), being assumed or substituted for new awards of equivalent value by the acquiring entity. The Plan Administrator may provide for acceleration of vesting (in full or part) for any reason in any award agreement. If awards are not assumed and/or substituted by an acquiring entity, then the Plan Administrator must provide notice to each participant that outstanding awards will not be assumed and/or substituted, but will be deemed 100% vested and exercisable for a period specified by the Plan Administrator and will terminate thereafter.

In the Amended Incentive Plan, “change in control” is defined as any of the following: (1) any person or entity acquiring stock such that their aggregate ownership of our voting securities constitutes more than 50% of the total voting power of our stock (provided, however, that the acquisition of additional stock by any one person or entity, who is considered to own more than 50% of the total voting power of our stock will not be considered a change in control) or (2) change in our effective control (occurs as a result of a majority of members of the Board being replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board) or (3) change in the ownership of a substantial portion (50% or more during any 12-month period) of our assets.

Federal Income Tax Consequences

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon an optionee’s sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock. If at the time of purchase, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the IRC, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the IRC. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase or date of delivery equal to the fair market value of the shares received, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by us.

Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any common stock received upon the exercise.

Restricted Stock Units and Performance Shares. A participant will not have taxable income upon grant. Instead, he or she will recognize ordinary income at the time of delivery equal to the fair market value of the shares received.

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Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the Amended Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Chief Executive Officer and to each of the three most highly compensated executive officers other than the Chief Executive Officer. Under Section 162(m) of the IRC, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) of the IRC are met with respect to awards. These conditions include stockholder approval of the performance goals under the Amended Incentive Plan, setting individual annual limits on each type of award, and certain other requirements. The Amended Incentive Plan has been designed to permit the Plan Administrator to grant certain awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the IRC, thereby permitting us to exercise our discretion to structure awards in order to qualify for a federal income tax deduction in connection with such awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND LANTRONIX UNDER THE AMENDED INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.

New Plan Benefits

The number of Awards (if any) that an employee, director or consultant may receive under the Amended Incentive Plan as a result of the increase in the aggregate number of shares of common stock that will be reserved for issuance under the plan is at the discretion of the Plan Administrator and therefore cannot be determined in advance. Our executive officers and directors have an interest in this proposal because they are eligible to receive Awards under the Amended Incentive Plan. The Plan Administrator has not granted any Awards that are contingent upon stockholder approval of this proposal.

Securities Authorized for Issuance Under Equity Compensation Plan. The Company currently has one equity compensation plan – the 2010 Plan. Information regarding the number of shares of our common stock that were available for issuance pursuant to the 2010 Plan as of the end of the 2015 fiscal year can be found on page 8 of this Proxy Statement under the caption “Equity Compensation Plan Information.”

Registration of Shares. The Company has registered with the SEC on Form S-8 Registration Statements the shares of common stock currently issuable under the 2010 Plan. If the Plan Amendment is approved and adopted by the stockholders, the Board intends to cause the additional shares of common stock that will become available for issuance under the Amended Incentive Plan to be registered on a Form S-8 Registration Statement to be filed with the SEC at the Company’s expense.

Required Vote

The approval of the proposed Plan Amendment requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN.

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EXECUTIVE COMPENSATION

Narrative Discussion of Executive Compensation

The following information describes the material elements of compensation for our “named executive officers,” which consist of our principal executive officer and our two other most highly compensated executive officers, and should be read together with the compensation tables and related disclosures set forth below. For fiscal 2015, our named executive officers were: Kurt F. Busch, our Chief Executive Officer; Jeremy R. Whitaker, our Chief Financial Officer; and Daryl R. Miller, our Vice President of Engineering.

Compensation Philosophy and Objectives of the Compensation Program

Our executive compensation program is based on principles designed to:

•	align financial interests of executives and stockholders;

•	pay for performance; and

•	attract, motivate and retain top executive talent.

Our compensation philosophy generally targets total compensation between the 25th and 50th percentile of peer companies for both fixed and variable compensation. However, our Compensation Committee’s decisions on target compensation for specific individuals are also influenced by a variety of additional factors, including company and individual performance.

Impact of 2014 Say-On-Pay Vote

At our 2014 annual meeting of stockholders, our stockholders overwhelmingly approved, on an advisory basis, the compensation of our executive officers described in our 2014 proxy statement. Approximately 98% of the votes cast on the matter were voted in favor of this “say-on-pay” approval. The Board and the Compensation Committee reviewed the voting results and determined that, given the significant level of stockholder support, no changes to our executive compensation philosophy, policies or practices were necessary at that time as a result of the voting results.

Role of the Compensation Committee

Our Compensation Committee was appointed by our Board, and consists entirely of directors who are independent directors under the Nasdaq listing standards, “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

Our Compensation Committee is responsible for, among other things:

•	reviewing and approving our compensation philosophy;

•	reviewing all executive compensation plans and structures, including that of our executive officers and other members of senior management;

•	reviewing the risks arising from our compensation policies;

•	approving the individual compensation for our executive officers and other members of senior management, including our named executive officers;

•	administering our equity incentive plans;

•	approving annual cash incentive program performance metrics as well as payouts thereunder; and

•	reviewing other executive benefit plans, including perquisites.

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Our Compensation Committee, in consultation with the independent executive compensation consultant retained by our Compensation Committee, also analyzes the alignment of our overall executive compensation package with our compensation philosophy and objectives.

How Compensation Decisions Are Made

The Compensation Committee annually determines the compensation levels for our executive officers by considering several factors, including competitive market data, each executive officer’s roles and responsibilities, how the executive officer is performing those responsibilities and our financial performance.

The Compensation Committee makes all decisions for the total direct compensation – that is, base salary, cash incentive awards under our incentive bonus plan and stock-based awards – of our executive officers and other members of our senior management, including the named executive officers. Independent Board members who are not members of the Compensation Committee also participate in Compensation Committee deliberations regarding executive compensation.

At the request of our Compensation Committee, our Chief Executive Officer and other officers may attend meetings of the Compensation Committee or meetings of our Board at which executive compensation is discussed. The Compensation Committee considers the recommendations from our Chief Executive Officer with respect to executive compensation. In making recommendations, our Chief Executive Officer receives input from our Chief Financial Officer and Vice President of Human Resources. While our Chief Executive Officer discusses his recommendations with the Compensation Committee, he does not participate in deliberation or determination with respect to his own compensation.

The Compensation Committee also engages independent compensation consultants to assist the Compensation Committee in its duties, including providing advice regarding industry trends and benchmarking information relating to the form and amount of compensation provided to executives by companies with which we compete for executive talent and other similarly situated companies.

When considering a proposed compensation package for an executive officer, the Compensation Committee considers the compensation package as a whole, including each element of total compensation. For example, before determining officer compensation, the Compensation Committee reviews, for each executive, each element of compensation paid in the prior fiscal year, including base salary, incentive bonus, and the value of equity awards as well as information regarding equity awards made in prior periods. The Compensation Committee and management use this information to assess the overall effect and long-term implications of compensation decisions, rather than viewing individual decisions in isolation.

Independent Compensation Consultants

The Compensation Committee has the authority to retain independent advisors to assist it in the compensation-setting process and receives adequate funding to engage such advisors. The Compensation Committee has historically engaged the services of independent compensation consultants to provide advice in connection with making executive compensation determinations. The chairman of the Compensation Committee, in consultation with other Compensation Committee members, defines the scope of any consultant’s engagement and related responsibilities.

For fiscal years 2014 through 2016, the Compensation Committee has engaged Radford Consulting, an Aon Hewitt company (“Radford”), as its independent adviser for executive compensation matters. Radford was retained by the Compensation Committee to assist in the review and development of a peer group to be used for compensation decisions, and to provide an independent review of our executive compensation programs, including an analysis of both the competitive market and the design of the programs. The compensation consultants from Radford have no other direct or indirect business relationships with us.

Market Comparisons

Historically, the Compensation Committee has reviewed compensation data from peer group companies and industry surveys as an integral component of its executive compensation decision making process. For fiscal years 2014 through 2016, the Compensation Committee reviewed peer group data provided by Radford.

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Beginning in fiscal 2014, Radford developed peer group criteria that were designed to reflect our approximate size, the relevant market for executive talent, our position in our industry and the differing growth rates among the companies in the peer group. Under this approach, the Compensation Committee approved a peer group of publicly-traded companies that were determined based on the following key criteria: (1) companies in the communications equipment industries, with a primary focus placed on companies with the 6-digit GICS code 452010; (2) companies with revenue generally between $20 million and $125 million; and (3) companies with a market capitalization generally less than $100 million. This resulted in a peer group that included the following companies which were used for benchmarking purposes in fiscal 2014:

Ambient	Interphase	Procera Networks
Axesstel	Meru Networks	RELM Wireless
Communications Systems	Numerex	Telular Corp
Digi International	PCTEL	Westell Technologies
Echelon	Performance Tech	Zhone Technologies

For fiscal 2015 and 2016, the Compensation Committee believed that the peer group criteria approved for fiscal 2014 continued to be appropriate, and the Committee annually reviews and revises the Company’s peer group in light of these criteria. Applying these criteria for fiscal 2015, the Compensation Committee added Frequency Electronics, Smith Micro Software and XRS Corp. to the peer group. The Compensation Committee also removed Ambient and Axesstel because those companies did not fall within the established criteria. In addition, Performance Tech and Tellular were removed from the peer group for fiscal 2015 because they were no longer publicly-traded companies.

This resulted in a peer group that included the following companies which were used for benchmarking purposes in fiscal 2015:

Communications Systems	Meru Networks	Smith Micro Software
Digi International	Numerex	Westell Technologies
Echelon	PCTEL	XRS Corp.
Frequency Electronics	Procera Networks	Zhone Technologies
Interphase	RELM Wireless

For fiscal 2016, the Committee added ClearOne, eGain and Fusion Telecommunications to the peer group. XRS, Meru Networks and Procera Networks were removed from the peer group for fiscal 2016 because they were no longer publicly-traded companies.

This resulted in a peer group that included the following companies which were used for benchmarking purposes in fiscal 2016:

ClearOne	Frequency Electronics	RELM Wireless
Communications Systems	Fusion Telecommunications	Smith Micro Software
Digi International	Interphase	Westell Technologies
Echelon	Numerex	Zhone Technologies
eGain	PCTEL

The Compensation Committee uses executive compensation data from the peer group companies to evaluate the total compensation, as well as each element of compensation, for each executive officer, including the named executive officers. The Compensation Committee believes it is important to review this compensation data because we compete for executive talent and stockholder investment with many of the peer group companies.

While the Compensation Committee has generally determined to target the total compensation levels of our executive officers between the 25th and 50th percentile of the composite peer survey data, the Compensation Committee may vary from this general target for various elements of compensation depending on a number of factors, including the executive officer’s job performance, skill set, level of responsibilities, prior compensation, business conditions, our financial performance, and our relative relationship to our peers.

Components of Executive Compensation

Our Compensation Committee utilizes three main components for executive officer compensation: base salary, a cash incentive program, and long-term equity-based awards. Our compensation program is designed to balance our need to provide our executive officers with incentives to achieve our short- and long-term performance goals with the need to pay competitive base salaries.

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There is no pre-established policy for allocating between cash and non-cash or short-term and long-term compensation. In determining the allocation each year among base salary, annual incentive bonus, and long-term equity incentive compensation, our Compensation Committee considers the following factors: our short-term and long-term business objectives, competitive trends within our industry, each named executive officer’s current and prior compensation.

An important guiding principle for our executive compensation program is our belief that it benefits our stockholders for executive management’s compensation to be tied to our short-term and long-term performance, so that a significant portion of each executive officer’s compensation is tied to the achievement of our goals and objectives. As a result, “at risk” compensation makes up a significant portion of our executives’ compensation.

Base Salaries

Base salary is the only element of annual cash compensation that is not at risk. Base salaries for our executive officers are set with regard to a number of factors, including the executive’s position within the Company, the executive’s performance in recent periods, the executive’s potential for continued development within the organization, an assessment of peer group data, and internal parity with other executives. The base salary levels, and any increases or decreases to those levels, for each executive officer are reviewed and approved each year by our Compensation Committee.

Although salaries are generally targeted at no higher than market median, based on our peer group and relevant compensation survey data, our Compensation Committee may also take into account the factors discussed above in adjusting base salaries. We believe that providing base salaries generally no higher than the median of our peer group and any broader market survey data provided by our compensation consultants will enable us to remain competitive for qualified executive officers while avoiding paying amounts in excess of what we believe are necessary to attract and retain such executive officers.

In August 2014, the Compensation Committee reviewed the compensation structure of all named executive officers. Based on a review of peer group survey data provided by Radford, and the other factors discussed above, the Compensation Committee approved increases to the base salaries for the named executive officers for fiscal 2015 to better align their base salaries with competitive base salaries based on peer data.

In September 2015, based upon a review of peer group survey data provided by Radford and the other factors discussed above, the Compensation Committee approved increases to the base salaries of each of the named executive officers for fiscal 2016. These amount of these increases were generally consistent with the expected fiscal 2016 percentage increase in salaries for our U.S. employees as a group.

The base salaries for the named executive officers are shown in the following table:

		Base Salary
Name	Title	Fiscal 2016(1)	Fiscal 2015(2)	Fiscal 2014(3)
Kurt F. Busch	President & CEO	$345,000	$340,000	$330,000
Jeremy R. Whitaker	Chief Financial Officer	$245,000	$240,000	$234,000
Daryl R. Miller	Vice President of Engineering	$251,000	$246,000	$241,000

__________________________

(1)	Effective October 1, 2015.
(2)	Effective October 1, 2014.
(3)	Effective October 1, 2013.

Annual Cash Incentive Program

Our Compensation Committee believes that annual performance-based cash bonuses play an important role in providing incentives to our executive officers to achieve short-term performance goals. To that end, we have established an annual cash bonus program (the “Bonus Program”) in order to align executives’ goals with our financial, strategic and tactical objectives for the current year.

Selected employees, including all of our named executive officers, are eligible to participate in the Bonus Program. Each participant in the Bonus Program is assigned a target annual cash bonus, generally expressed as a percentage of the participant’s base salary, the payment of which is conditioned on the achievement of certain performance goals and objectives as outlined in the Bonus Program. Bonuses paid under the Bonus Program, if any, are based upon achievement of performance goals for two independent semi-annual performance periods, corresponding with the first and second half of the fiscal year, respectively (each, a “Performance Period”).

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The Compensation Committee generally sets the semi-annual corporate performance goals at levels the Compensation Committee believes is challenging, but reasonable, for management to achieve. Bonus target for all participants are weighted 40% towards the first half of the fiscal year and 60% towards the second half of the fiscal year. The targets are weighted more heavily towards the second half of the fiscal year because, while we believe it is beneficial to provide for semi-annual payouts, the Bonus Program is intended to reward full-year performance.

At the end of each Performance Period, the Compensation Committee determines the level of achievement for the specified goals (after making any appropriate adjustments to such goals for the effects of corporate events that were not anticipated in establishing the performance goals such as an acquisition or divestiture) and awards credit for the achievement of the goals as a percentage of the target bonus. Final determinations as to bonus levels are then based on that percentage.

Under the Bonus Program, the maximum aggregate amount of bonuses that all participants will be eligible to receive during a Performance Period (the “Bonus Pool”) is limited to a percentage of our earnings before interest, taxes, depreciation, amortization, and share-based compensation (“Adjusted EBITDAS”) during the Performance Period . If the Bonus Pool during a Performance Period is insufficient to fully fund the bonuses earned during the Performance Period, each participant’s bonus will be ratably reduced. Actual bonuses are generally paid to the executives in the next quarter following the completion of a Performance Period.

Bonus Program for Fiscal 2015

For fiscal 2015, the Compensation Committee approved two performance measures for Messrs. Busch and Whitaker. These goals related to the Company achieving specified levels of revenue and Adjusted EBITDAS for the applicable Performance Periods. The goals were weighted 60% towards the revenue goal and 40% towards the Adjusted EBITDAS goal.

All other participants, including Mr. Miller, share the goals relating to our achieving specified levels of revenue and Adjusted EBITDAS. The Compensation Committee believes revenue and Adjusted EBITDAS to be good indicators of our success given the market in which we compete. In addition, they are measures that management can easily calculate and communicate to employees throughout the applicable Performance Period. In addition, bonus determinations for all participants other than Messrs. Busch and Whitaker took into account the Company’s achievement of goals established by the Compensation Committee relating to certain corporate management by objectives goals, or MBOs, and the individual participant’s performance in relation to personal MBOs. These goals were weighted 40% towards revenue, 30% towards Adjusted EBITDAS and 30% towards corporate and personal MBOs.

For fiscal 2015, the Compensation Committee increased the target bonuses for Messrs. Bush, Whitaker and Miller as a percentage of their base salaries as compared to fiscal 2014 to better align the bonus targets with peer data. Under the Bonus Program for fiscal 2015, payouts based upon revenue and Adjusted EBITDAS performance could range from zero to 200% of target depending on the level of our performance. For fiscal 2015, the total Bonus Pool for all participants was capped at 45% of our Adjusted EBITDAS during each Performance Period.

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The schedule below shows the award guidelines for the 2015 awards for named executive officers as a percentage of 2015 base salary:

		Target Bonus		Incentive Mix			Maximum Payout
Name	Fiscal 2015 Base Salary(1)	% of Salary	Dollars	Revenue	Adjusted EBITDAS	MBOs	% of Salary	Dollars	Fiscal 2015 Bonus Paid
Kurt F. Busch	$340,000	75%	$255,000	60%	40%	–	150%	$510,000	$16,588	(3)
Jeremy R. Whitaker	$240,000	55%	$132,000	60%	40%	–	110%	$264,000	$8,587	(3)
Daryl R. Miller	$246,000	40%	$98,400	40%	30%	30% (2)	68%	$167,280	$7,179	(3)

___________________

(1)	Reflects base salaries effective October 1, 2014.

(2)	For Mr. Miller, the MBO portion of the potential bonus was weighted 50% towards corporate MBOs and 50% towards personal MBOs.

(3)	The bonuses earned by the named executive officers for fiscal 2015 resulted from our achieving 140% of the Adjusted EBITDAS target for the first half of fiscal 2015, which resulted in a 108% payout of the Adjusted EBITDAS-based portion of the first half bonus. In addition, Mr. Miller earned 53.5% of the MBO portion of his bonus for the first half of fiscal 2015. Actual payments for the first half of fiscal 2015 were reduced pro rata because the Bonus Pool was capped at 45% of Adjusted EBITDAS for the Performance Period. No bonuses were paid in connection with the second half of fiscal 2015, because positive Adjusted EBITDAS was not generated for the second half of fiscal 2015.

Bonus Program for Fiscal 2016

On September 1, 2015, the Compensation Committee approved performance goals and a bonus formula under the Bonus Program for the first half of fiscal 2016, which ends on December 31, 2015. The Compensation Committee designated each of the named executive officers as participants in the Bonus Program. The Compensation Committee also designated other employees who are not named executive officers as Bonus Program participants for fiscal 2016.

Under the Bonus Program for fiscal 2016, the target bonuses as a percentage of base salary for Messrs. Bush, Whitaker and Miller are the same as for fiscal 2015. For fiscal 2016, the Compensation Committee approved two performance measures for Messrs. Busch and Whitaker. These goals relate to the Company achieving specified levels of revenue and Adjusted EBITDAS for the applicable Performance Period. The revenue and Adjusted EBITDAS goals for the first half of fiscal 2016 were based on and are consistent with the annual operating plan approved by our Board. For Messrs. Busch and Whitaker, the goals are weighted 60% towards revenue and 40% towards Adjusted EBITDAS.

For all other participants, including Mr. Miller, in addition to the revenue and Adjusted EBITDAS targets, bonus determinations will take into account the Company’s achievement with respect to certain corporate MBOs and the individual participant’s performance in relation to personal MBOs. These goals are weighted 40% towards revenue, 30% towards Adjusted EBITDAS and 30% towards corporate and personal MBOs. Consistent with its typical practice, the Compensation Committee expects to establish performance goals for the second half of fiscal 2016 in the first quarter of calendar year 2016. The Compensation Committee expects to use the same or similar performance metrics in the second half of fiscal 2016.

The actual bonuses payable for fiscal 2016, if any, will vary depending on the extent to which actual performance meets, exceeds or falls short of the goals approved by the Compensation Committee. Under the Bonus Program for fiscal 2016, we must achieve 100% of a relevant performance target for employees to be entitled to a 100% target payout with respect to that performance target. Payouts based upon revenue and Adjusted EBITDAS performance can range from zero to 200% of target depending on the level of our performance, subject to the size of the Bonus Pool. For fiscal 2016, the total Bonus Pool for all participants is again capped at 45% of our Adjusted EBITDAS achieved during the Performance Period.

The Compensation Committee retains discretion to reduce or eliminate or otherwise adjust the bonus that otherwise would be payable based on actual performance. In addition, the Compensation Committee retains the discretion to exclude one-time non-recurring expenses in calculating the extent to which Adjusted EBITDAS is achieved.

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The table below shows the target bonus, incentive mix, and maximum payout for each of the named executive officers under the Bonus Program for fiscal 2016:

		Target Bonus		Incentive Mix			Maximum Payout
Name	2016 Base Salary (1)	% of Salary	Dollars	Revenue	Adjusted EBITDAS	MBOs	% of Salary	Dollars
Kurt F. Busch	$345,000	75%	$258,750	60%	40%	–	150%	$517,500
Jeremy R. Whitaker	$245,000	55%	$134,750	60%	40%	–	110%	$269,500
Daryl R. Miller	$251,000	40%	$100,400	40%	30%	30% (2)	68%	$170,680

___________________

(1)	Reflects base salaries effective October 1, 2015.
(2)	For Mr. Miller, the MBO portion of the potential bonus is weighted 50% towards corporate MBOs and 50% towards personal MBOs.

Equity Awards

We believe that providing a significant portion of our executive officers’ total compensation package in equity awards aligns the incentives of our executives with the interests of our stockholders and with our long-term success. By compensating our executives with our equity, executives receive a stake in our financial future and the gains realized in the long term depend on the executives’ ability to drive our financial performance. Equity incentive awards are also a useful vehicle for attracting and retaining executive talent in a competitive market.

Our Compensation Committee develops its equity award determinations based on its judgment as to whether the total compensation packages provided to our executive officers, including prior equity awards and the level of vested and unvested equity awards then held by each participating officer, are sufficient to retain, motivate, and adequately reward the executive officers. This judgment is based in part on information provided by benchmarking studies as well as guidance from our compensation advisors. In addition, our Compensation Committee considers the accounting costs that will be reflected in our financial statements when establishing the forms of equity to be granted and the size of the grants as well as the potential dilution associated with the equity awards.

Our Compensation Committee administers the Amended and Restated 2010 Stock Incentive Plan and establishes the rules for all awards granted thereunder, including grant guidelines, vesting schedules, and other provisions. We have typically used two forms of equity for long-term equity incentive compensation for our executive officers: time-vesting stock options and time-vesting restricted stock units (“RSUs”). The Compensation Committee continually evaluates its equity compensation program to determine whether to issue either RSUs, stock options, a combination thereof, or other types of equity awards.

Stock options are granted at fair market value with an exercise price equal to the closing price of our common stock on the Nasdaq Stock Market on the date of grant. Stock options generally have a seven-year contractual term. Options granted to employees, including our named executive officers, typically vest over four years.

The Compensation Committee has delegated authority to the Chief Executive Officer to grant options, within certain parameters established by the Compensation Committee, to newly-hired employees, other than executive officers and employees directly reporting to the Chief Executive Officer. Management reports these new-hire option grants to the Compensation Committee.

During fiscal 2015, all equity awards granted by the Compensation Committee to executive officers were in the form of stock options. The Company did not grant any RSUs during fiscal 2015 to its executive officers, but did grant a total of 27,800 RSUs to certain employees.

For fiscal 2016, the Compensation Committee reassessed the relative advantages and disadvantages of various forms of equity compensation and concluded that awarding performance-based RSUs would be a more appropriate form of incentive compensation for the Company’s Chief Executive Officer because it would align the vesting of equity with the achievement of specific financial metrics. In September 2015, the Compensation Committee issued 50,000 performance-based RSUs to Mr. Busch. Vesting of the performance-based RSUs is subject to the achievement by the Company of certain financial performance targets for fiscal 2016. If the Company achieves the performance targets for fiscal 2016: (1) fifty percent (50%) of the RSUs will vest on September 1, 2016, and (2) the remaining fifty percent (50%) of the RSUs will vest in four equal quarterly installments beginning on December 1, 2016.

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All equity awards for fiscal 2016 granted by the Compensation Committee to the other executive officers were in the form of stock options. The Compensation Committee intends to continue to evaluate its equity compensation program and may in the future issue either restricted share awards, stock options or a combination thereof as it deems appropriate.

Employment Agreements

We do not have fixed term employment agreements with any of our employees, including the named executive officers. Messrs. Busch and Whitaker are each a party to an agreement with the Company that provides cash payments and acceleration of certain equity awards in certain circumstances that result in termination of employment. A description of the terms of the agreements with the named executive officers can be found below under the caption “Severance and Change in Control Arrangements with Named Executive Officers.” These agreements are intended to encourage retention and to align executive and stockholder interests by enabling executives to consider corporate transactions that are in the best interests of the stockholders and other constituents of the Company without undue concern over whether the transactions may jeopardize the executives’ own employment.

Benefits

All of our executive officers are eligible to participate in our employee benefits program, which includes medical, dental and vision plans, an Employee Stock Purchase Plan (“ESPP”), a 401(k) plan, tuition reimbursement, life insurance and short and long-term disability coverage. We also have a patent award program, under which employees can receive cash awards of up to $9,000 per patent in connection with the filing, commercialization and issuance of patents relating to employee inventions. Our employee benefits program is available to all of our employees and does not discriminate in favor of executive officers. In designing our employee benefits program, we seek to provide an overall level of benefits that is competitive with that offered by similarly situated companies in the markets in which we operate based upon our general understanding of industry practice.

Effective October 1, 2014, the Company began making matching contributions under the 401(k) plan to each plan participant, including our executive officers, in an amount equal to 25% of the first 6% of salary deferred by the participant.

In August 2014, the Compensation Committee approved an executive physical program, under which Messrs. Busch and Whitaker will be provided an annual executive physical examination at a maximum cost of $2,500 each. With the exception of this annual executive physical program, it is our policy to not extend significant perquisites to executives that are not broadly available to our other employees.

Clawback Policy

Our Compensation Committee has adopted an executive compensation recovery policy regarding the adjustment or recovery of incentive awards or payments made to current or former executive officers in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. Under the policy, we have the right to recover excess compensation received by a named executive officer based on erroneous data to the extent that there has been fraud or misconduct by that executive officer which significantly contributed to the restatement of financial results.

Impact of Tax and Accounting

As a general matter, our Compensation Committee takes into account the various tax and accounting implications of the compensation vehicles employed by us. However, while structuring compensation programs that result in more favorable tax and financial reporting treatment is a general principle, our Compensation Committee balances these goals with other business needs that may be inconsistent with obtaining the most favorable tax and accounting treatment for each component of compensation.

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Risk Management Considerations

The Compensation Committee reviews an annual compensation plan risk assessment provided by management. This assessment includes a review of each cash and equity incentive compensation plan within the Company, a discussion of potential risks, and a review of any process controls for effective plan administration. The Compensation Committee believes it has implemented an executive compensation program that provides our named executive officers with incentives to drive business and financial results, but not in a manner that encourages excessive or unnecessary risk taking behaviors for the following reasons:

•	We structure our pay to consist of both fixed and variable compensation. The fixed (salary and benefits) portion of compensation is designed to provide a steady income regardless of our stock price performance so that executives do not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics. The variable (cash bonus and equity) portions of compensation are designed to reward both short- and long-term corporate performance. For short-term performance, our cash bonus is awarded based on revenue and Adjusted EBITDAS targets and, in certain cases, performance with respect to corporate and personal MBOs. For long-term performance, our stock option awards generally vest over four years and are only valuable if our stock price increases over time. We feel that these variable elements of compensation are a sufficient percentage of overall compensation to motivate executives to produce superior short- and long-term corporate results, while the fixed element is also sufficiently high that the executives are not encouraged to take unnecessary or excessive risks in doing so.

•	Adjusted EBITDAS is a key performance measure for determining incentive payments and all incentives are limited to 45% of our Adjusted EBITDAS. If we are not profitable at a reasonable level, there are no payouts under the Bonus Program. We believe this encourages our executives to take a balanced approach that focuses on corporate profitability.

•	We cap our cash bonuses, which we believe also mitigates excessive risk taking. Even if we dramatically exceed revenue and Adjusted EBITDAS targets, bonus payouts are limited.

•	We believe that our focus on a combination of revenue and Adjusted EBITDAS goals (through the Bonus Program), as well as stock price performance (through our equity compensation program), provides a check on excessive risk taking. That is, even if our executives could inappropriately increase Adjusted EBITDAS by excessive expense reductions or by abandoning less profitable revenue sources, this would harm revenue and be detrimental to the Company in the long run and could ultimately harm our stock price and the value of their equity awards. Likewise, if our executives were to add revenue sources at low margins in order to meet revenue targets and create a higher growth company multiple and increased stock prices, it could decrease Adjusted EBITDAS and the likelihood and value of their cash bonus payments.

•	Our Bonus Program has been structured around revenue and Adjusted EBITDAS goals for several years, and we have seen no evidence that it encourages unnecessary or excessive risk taking.

•	Our Compensation Committee retains ultimate oversight over the compensation of our executive officers and retains the ability to exercise discretion where appropriate.

Stock Ownership Requirements

The Board has historically encouraged its members and members of senior management to acquire and maintain stock in the Company to link the interests of such persons to the stockholders. The Board has adopted stock ownership guidelines for the non-employee directors of the Company. Under the guidelines, our non-employee directors are each expected to own shares of our common stock with a value equal to three times the annual cash retainer for non-employee directors. Progress toward the achievement of these ownership guidelines is based on shares purchased in open market, through option exercises or upon vesting of restricted stock units. The value of the shareholdings is based on the greater of (1) the closing price of a share of the Company’s common stock as of the most recent fiscal year end, or (2) the acquisition value of the shares, determined based upon the purchase price for open market purchases and the fair market value of shares on the date of issuance in the case of shares issued upon the exercise of stock options or restricted stock units. The guidelines provide that non-employee directors are expected to establish the minimum ownership levels within five years of adoption of the guidelines (or within five years of appointment as a new non-employee director of the Company). Neither the Board nor the Compensation Committee has established stock ownership guidelines for other members of the Board or the executive officers of the Company.

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Securities Trading Policy/Hedging Prohibition

Our Insider Trading Policy prohibits directors, officers, and other employees from engaging in any transaction in which they may profit from short-term speculative swings in the value of our securities. This includes “short sales” (selling borrowed securities which the seller hopes can be purchased at a lower price in the future) or “short sales against the box” (selling owned, but not delivered securities), “put” and “call” options (publicly available rights to sell or buy securities within a certain period of time at a specified price) and hedging transactions, such as zero-cost collars and forward sale contracts. In addition, this policy is designed to ensure compliance with all insider trading rules.

Summary Compensation Table

The following table summarizes, for the fiscal years indicated, the compensation of our named executive officers:

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Kurt F. Busch	2015	337,500	155,940	16,588	(2)	8,000	(3)	518,028
President & CEO	2014	328,767	110,400	102,469	(4)	—		541,636

Jeremy R. Whitaker	2015	238,500	51,980	8,587	(2)	—		299,067
CFO	2014	233,000	41,400	55,892	(4)	—		330,292

Daryl R. Miller	2015	244,750	41,584	7,179	(2)	2,500	(3)	296,013
Vice President of Engineering	2014	237,688	27,600	46,148	(4)	24,500	(5)	335,936

_______________________

(1)	The dollar value of options shown represents the grant date fair value determined in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model, without any adjustment for estimated forfeitures. For a discussion of the valuation assumptions used in the calculations, see Note 4 of Notes to Consolidated Financial Statements, included in Part IV, Item 15 of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

(2)	The amounts shown represent incentive payments earned for fiscal 2015 performance under our annual cash incentive program.

(3)	The amounts shown represent bonuses under our patent bonus award program.

(4)	The amounts shown represent incentive payments earned for fiscal 2014 performance under our annual cash incentive program.

(5)	This amount represents tuition reimbursement in the amount of $9,000 and the payment of bonuses totaling $15,500 under our patent bonus award program.

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Outstanding Equity Awards at 2015 Fiscal Year End

The following table provides information concerning outstanding equity awards held by our named executive officers as of June 30, 2015.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Grant Date	Option Exercise Price ($)	Option Expiration Date
Kurt F. Busch	–	150,000	(1)	8/26/2014	$ 1.87	8/26/2021
	55,000	65,000	(1)	8/22/2013	$ 1.56	8/22/2020
	70,833	29,167	(1)	8/23/2012	$ 2.03	8/23/2019
	335,417	14,583	(1)	8/23/2011	$ 1.94	8/23/2018

Jeremy R. Whitaker	–	50,000	(1)	8/26/2014	$ 1.87	8/26/2021
	20,625	24,375	(1)	8/22/2013	$ 1.56	8/22/2020
	28,333	11,667	(1)	8/23/2012	$ 2.03	8/23/2019
	51,563	3,437	(1)	9/26/2011	$ 1.77	9/26/2018

Daryl R. Miller	–	40,000	(1)	8/26/2014	$ 1.87	8/26/2021
	13,750	16,250	(1)	8/22/2013	$ 1.56	8/22/2020
	14,167	5,833	(1)	8/23/2012	$ 2.03	8/23/2019
	31,172	2,078	(1)	9/9/2011	$ 1.63	9/9/2018
	14,600	–		12/15/2010	$ 3.45	12/15/2017
	25,547	–		9/1/2009	$ 2.34	9/1/2019
	30,000	–		2/29/2008	$ 4.32	2/28/2018
	1,666	–		11/19/2007	$ 5.88	11/19/2017
	5,009	–		2/22/2007	$ 10.14	2/22/2017
	4,500	–		2/14/2006	$ 13.02	2/14/2016

_________________________

(1)	Twenty-five percent (25%) of the shares subject to this option vest on the first anniversary of the grant date, and the remaining shares vest on a monthly basis thereafter for a period of 36 months, such that 100% of the shares subject to this option will be fully vested as of the fourth anniversary of the grant date.

Severance and Change in Control Arrangements with Named Executive Officers

None of our named executive officers has an employment agreement specifying a term of employment, and their employment may be terminated at any time. However, the Company has entered into severance agreements with two of its named executive officers, Kurt F. Busch, its President and Chief Executive Officer, and Jeremy R. Whitaker, its Chief Financial Officer, that provide certain severance benefits upon the termination of their employment under certain prescribed circumstances. Although there are some differences in benefit levels between the two agreements, the basic elements of the agreements for Messrs. Busch and Whitaker are comparable. The agreements are summarized below.

Covered Terminations

Under the severance agreements, Messrs. Busch and Whitaker are eligible for payments if their employment is terminated involuntarily by the Company without “Cause,” as defined in the agreements. The severance agreements also provide “double trigger” severance payments if following a “Change in Control” the employee is terminated involuntarily or resigns for “Good Reason,” each as defined in the agreements.

Cash Severance Payments

For Mr. Busch, the “double trigger” severance payments payable in the event of a change in control-related termination of employment consist of a lump sum payment equal to nine months base salary plus 40% of nine months base salary if at the time of the change in control our market capitalization is less than or equal to $50 million. If at the time of the change in control our market capitalization is greater than $50 million, Mr. Busch is entitled to receive a lump sum “double trigger” severance payment equal to 24 months base salary plus 80% of base salary in the event of a change in control-related termination of employment. Mr. Busch’s severance payment for involuntary termination without cause absent a change in control is a lump sum payment equal to nine months base salary plus 75% of the bonuses earned by Mr. Busch during the twelve months prior to termination.

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For Mr. Whitaker, the “double trigger” severance payments payable in the event of a change in control-related termination of employment consist of a lump sum payment equal to six months base salary if at the time of the change in control our market capitalization is less than or equal to $50 million. If at the time of the change in control our market capitalization is greater than $50 million, Mr. Whitaker is entitled to receive a lump sum “double trigger” severance payment equal to 12 months base salary. Mr. Whitaker’s severance payment for involuntary termination without cause absent a change in control is a lump sum payment equal to six months base salary plus 50% of the bonuses earned by Mr. Whitaker during the twelve months prior to termination.

Equity Acceleration as a Result of Change in Control

The agreements with Messrs. Busch and Whitaker also provide for the acceleration of certain equity awards upon the occurrence of a change in control. Upon their initial hiring, Messrs. Busch and Whitaker were each granted an incentive stock option to purchase shares of our common stock in the following amounts: 350,000 options with an exercise price of $1.94 per share for Mr. Busch and 55,000 options with an exercise price of $1.77 per share for Mr. Whitaker. These awards vest at the rate of 25% on the first anniversary of the date of grant and ratably each month thereafter for 36 months. Under the severance agreements, the vesting of these options will accelerate upon a change in control, such that they will all become fully vested. As of June 30, 2015, 14,583 and 3,437 of these options remain unvested for Mr. Busch and Mr. Whitaker, respectively.

Unless provided otherwise within each written award agreement, the vesting of all options and RSUs granted under the Amended and Restated 2010 Stock Incentive Plan will accelerate automatically in the event of a “change in control” (as defined in the Plan) effective immediately prior to the consummation of the change in control unless such equity awards are to be assumed by the acquiring or successor entity (or parent thereof) or equity awards of comparable value are to be issued in exchange therefor or the equity awards are to be replaced by the acquiring entity with other incentives under a new incentive program containing such terms and provisions as the Compensation Committee in its discretion may consider equitable.

Definitions

Under each of the severance agreements the definitions are substantially similar, and provide as follows:

•	“Change in Control” is generally defined as one of the following: (1) the acquisition of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities by any person other than Bernhard Bruscha, TL Investments, or any affiliated party or entity (the “TL Parties”); or (2) the sale of all or substantially all of the Company’s assets, other than to the TL Parties; (3) the consummation of a merger or consolidation of the Company with any other corporation, other than (a) with the TL Parties or (b) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least seventy percent (70%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

•	“Good reason” is generally defined as: (1) a material change to the affected executive’s title, authority or responsibilities; (2) the assignment of the executive to duties materially inconsistent with such responsibilities or status; (3) a reduction of the executive’s base salary, incentive plans or benefits; or (4) a failure by any successor of the Company to assume the severance agreement.

•	“Cause” is generally defined to include the executive’s: (1) commission of a crime or possession, use or sale of a controlled substance; (2) significant neglect or materially inadequate performance of duties; (3) breach of a fiduciary duty to the Company or its stockholders; (4) willful breach of a duty in the course of employment; (5) violation of our personnel or business policies; (6) willful misconduct; (7) death; or (8) disability.

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Calculation of Potential Payments upon Termination or Change in Control

The following table presents our estimates of the benefits that would become payable under certain specified circumstances to our named executive officers in the event of termination of such executive’s employment or following a change in control of the Company, assuming the termination event had taken place on June 30, 2015:

Name	Trigger	Salary and Bonus ($)(1)	Value of Acceleration of Equity Awards ($)(2)	Benefits ($)(3)	Tax Gross Up ($)(3)	Total ($)
Kurt F. Busch	Termination Without Cause Without Change in Control	316,622	—	—	—	316,622

	Termination Without Cause or Resignation for Good Reason After Change in Control	357,000	0	—	—	357,000

	Death or Disability	—	—	—	—	—

Jeremy R. Whitaker	Termination Without Cause Without Change in Control	142,177	—	—	—	142,177

	Termination Without Cause or Resignation for Good Reason After Change in Control	120,000	0	—	—	120,000

	Death or Disability	—	—	—	—	—

Daryl R. Miller	Termination Without Cause Without Change in Control	—	—	—	—	—

	Termination Without Cause or Resignation for Good Reason After Change in Control	—	—	—	—	—

	Death or Disability	—	—	—	—	—

_________________________

(1)	For “Termination Without Cause Without Change in Control” represents: (1) for Mr. Busch, nine months of base salary plus 75% of performance bonuses paid to Mr. Busch in the 12 months prior to June 30, 2015, and (2) for Mr. Whitaker, six months of base salary plus 50% of the performance bonuses paid to Mr. Whitaker in the 12 months prior to June 30, 2015. For “Termination Without Cause or Resignation for Good Reason After Change in Control” represents: (1) for Mr. Busch, nine months of base salary plus 40% of nine months of base salary, and (2) for Mr. Whitaker, six months of base salary.

(2)	The exercise price of the unvested portions of the initial option grants to Mr. Busch and Mr. Whitaker, which will accelerate upon a change in control pursuant to the severance agreements, exceeded the closing market price for the Company’s common stock as of June 30, 2015, which was $1.65 per share. As a result, the value that would be realized upon acceleration of these options if a change in control of the Company had occurred as of June 30, 2015, would have been $0.

(3)	None of the named executive officers is entitled to any additional Company-paid post-termination benefits or gross ups or reimbursements for income taxes.

The actual amounts to be paid to the named executive officers in the event of a termination of employment can only be determined at the time of such executive’s separation from the Company. The amounts shown for salary and bonus reflect base salaries in effect as of June 30, 2015. The amounts shown for the value of acceleration of vesting of equity awards reflect the market price of shares of restricted stock that would vest upon termination, based upon the closing price of our common stock on June 30, 2015. The amounts shown do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include accrued salary and vacation pay, distributions of plan balances under the Lantronix, Inc. 401(k) plan and acceleration of stock options that may accelerate on a non-discriminatory basis to all stock option holders. The named executive officers are not entitled to any severance benefits upon involuntary termination for cause or voluntary termination without cause.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee of the Board of Directors performs general oversight of our financial accounting and reporting process, system of internal controls, audit process and the process for monitoring compliance with laws and regulations and our Code of Conduct. The Audit Committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accountants. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Our management has responsibility for preparing our financial statements and implementing our financial reporting process, including our system of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and has the primary responsibility for assuring their accuracy, effectiveness and completeness. Our independent registered public accountants, Squar Milner LLP (formerly Squar, Milner, Peterson, Miranda & Williamson, LLP) (“Squar Milner”), are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. The Audit Committee meets periodically with the independent registered public accountants, with and without management present, to discuss the results of the independent registered public accountants’ examinations and evaluations of our internal controls and the overall quality of our financial reporting, and, as appropriate, initiates inquiries into various aspects of our financial affairs.

The members of the Audit Committee necessarily rely on the information or documentation provided to them by, and on the representations made by, management or other employees of the Company, the independent registered public accounting firm, and/or any consultant or professional retained by the Audit Committee, the Board of Directors, management or by any committee of the Board of Directors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has applied U.S. Generally Accepted Accounting Principles (“GAAP”) appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s authority and oversight responsibilities do not independently assure that the audits of the financial statements have been carried out in accordance with the standards of the U.S. Public Company Accounting Oversight Board, or PCAOB, or that the financial statements are presented in accordance with GAAP.

The Audit Committee of the Board of Directors currently consists of three directors, all of whom qualify as “independent” and meet the financial literacy and other requirements under the current Nasdaq listing standards and SEC rules regarding audit committee membership: Mr. Hoshi Printer, who serves as Chairman, Mr. Bruce Edwards, and Mr. Paul F. Folino. The Board of Directors has determined that Mr. Printer is an “audit committee financial expert” under the rules of the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors, the current version of which is available on our website at www.lantronix.com. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

The members of the Audit Committee took the following actions in fulfilling its oversight responsibilities:

(1)	reviewed and discussed the annual audited financial statements and the quarterly results of operations with management, including a discussion of the quality and the acceptability of our financial reporting and controls as well as the clarity of disclosures in the financial statements;

(2)	discussed with Squar Milner the matters required to be discussed by Auditing Standard No. 16, "Communication with Audit Committees" (which superseded Statement on Auditing Standards No. 61 for fiscal years beginning after December 15, 2012) of the PCAOB;

(3)	received from Squar Milner written disclosures and the letter from Squar Milner as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Squar Milner its independence; and

(4)	based on the review and discussion referred to in (1) through (3) above, recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, for filing with the SEC.

Audit Committee

Hoshi Printer, Chairperson
Bruce C. Edwards
Paul F. Folino

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OTHER INFORMATION

Policies and Procedures with Respect to Related Party Transactions

The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest.

Our Audit Committee charter requires that members of the Audit Committee review and approve all related party transactions. Current SEC rules define a related party transaction to include any transaction, arrangement or relationship in which:

•	we are a participant;

•	the amount involved exceeds $120,000; and

•	an executive officer, director or director nominee, or any person who is known to be the beneficial owner of more than 5% of our common stock, or any person who is an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock had or will have a direct or indirect material interest.

In addition, the Audit Committee is responsible for reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interest and adherence to our Code of Conduct. Under our Code of Conduct, directors, officers and all other members of the workforce are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests.

All related party transactions shall be disclosed in our applicable filings with the SEC as required under SEC rules.

Related Party Transactions

The Company had no related party transactions in fiscal 2015.

No director, officer, affiliate of the Company or record or beneficial owner of more than 5% of our common stock or any associate of any such person, is a party adverse to the Company or any of its subsidiaries in any material pending legal proceeding or has a material interest adverse to the Company or any of its subsidiaries in any such proceeding.

Indemnification and Insurance

Pursuant to our Amended and Restated Certificate of Incorporation and Bylaws, the Company indemnifies its directors and officers to the fullest extent permitted by law. The Company has also entered into indemnification agreements with each of its directors and executive officers contractually committing the Company to provide this indemnification to him or her.

Annual Report on Form 10-K

The Company will furnish without charge to each person whose proxy is solicited upon the written request of such person a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, as filed with the SEC, including the financial statements and financial statement schedules. In addition, upon request, the exhibits to that document will be furnished subject to payment of a specified fee. Requests for copies of these documents should be directed to: Lantronix, Inc., 7535 Irvine Center Drive, Suite 100, Irvine, California 92618, Attention: Corporate Secretary.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F. Street, N.E., Room 1580, Washington, D.C. 20549. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and through our website at www.lantronix.com.

By Order of the Board of Directors,

Irvine, California	Kurt E. Scheuerman
October 7, 2015	Vice President, General Counsel and Secretary

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APPENDIX A

LANTRONIX, INC.

AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

(as amended effective November 19, 2015)

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide incentives to individuals who perform services to the Company, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Shares as the Administrator may determine.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Shares as the Administrator may determine.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or

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(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in the ownership of the Company, change in the effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, each within the meaning of Section 409A of the Code and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time (“Section 409A”).

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Lantronix, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

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(l) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(m) “Director” means a member of the Board.

(n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith by reference to the price of such stock on any established stock exchange or a national market system on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system. If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Non-Management Director” means a Director who is not employed by the Company or a consolidated subsidiary of the Company.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to Section 6 of the Plan.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Participant” means the holder of an outstanding Award.

(z) “Performance Goals” will have the meaning set forth in Section 11 of the Plan.

(aa) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

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(bb) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(cc) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(dd) “Plan” means this Amended and Restated 2010 Stock Incentive Plan.

(ee) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(ff) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(gg) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(hh) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ii) “Service Provider” means an Employee, Director, or Consultant.

(jj) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(kk) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(ll) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is Four Million Five Hundred Fifty Thousand (4,550,000) Shares plus any Shares subject to equity compensation awards granted under the 2000 Stock Plan or 1998 Stock Option Plan that expire or otherwise terminate without having been exercised in full or that are forfeited to or repurchased by the Company by virtue of their failure to vest, with the maximum number of Shares to be added to the Plan equal to Two Million One Hundred Thousand shares (2,100,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Full Value Awards. Any Shares subject to Awards other than Options or Stock Appreciation Rights will be counted against the numerical limits of this Section 3 as 1.50 Shares for every one (1) Share subject thereto. Further, if Shares acquired pursuant to any such Award are forfeited or repurchased by the Company and would otherwise return to the Plan pursuant to Section 3(c), 1.50 times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance.

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(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units or Performance Shares, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units or Performance Shares are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the withholding tax related to an Award or to pay for the exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing provisions of this Section 3(c), subject to adjustment provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

(d) Limits on Awards to Non-Management Directors. No Non-Management Director may be granted an Award denominated in Shares with respect to a number of Shares in any one Fiscal Year which, when added to the Shares subject to all equity and equity-based awards granted to the Non-Management Director under the Plan or any other equity incentive plans of the Company denominated in Shares in the same Fiscal Year, would exceed a Share value of $100,000; provided, however, that if the Performance Period applicable to a Plan Award granted to a Non-Management Director exceeds twelve months, the $100,000 limit shall apply to each 12-month period in the Performance Period. The foregoing limit (i) shall apply in addition to any other limitations that may apply under the Plan, but (ii) shall not apply to any Award or Shares granted pursuant to a Non-Management Drector’s election (if and to the extent such an election is permitted by the Committee) to receive an Award or Shares in lieu of cash retainers or other fees (to the extent such Award or Shares have a Fair Market Value equal to the value of such cash retainers or other fees). In applying the dollar limitation on Awards imposed by this Section 3(d), the dollar value of an Award (or of any award under another plan of the Company) shall be deemed to be the Fair Market Value of the Sharres subject to the Award (or of any award under another plan of the Company) as of the date of grant of the Award.

(e) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

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(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(iv) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(v) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vi) to modify or amend each Award (subject to Section 19(c) of the Plan);

(vii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(viii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(ix) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

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(ii) The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Option or Stock Appreciation Rights covering more than, in the aggregate, Two Million Five Hundred Thousand (2,500,000) Shares.

(b) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than seven (7) years from the date of grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) No Repricing. The exercise price for an Option may not be reduced without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an Option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, Stock Appreciation Right, other Award or cash.

(iv) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, without limitation, (1) cash, (2) check, (3) promissory note, to the extent permitted by Applicable Laws, (4) other vested Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised and provided that accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

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(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for ninety (90) days following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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(v) Other Termination. A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in such liability under Section 16(b), but in no event later than the original full term of the Option. Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of ninety (90) days after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Options or Stock Appreciation Rights covering more than, in the aggregate, two million five hundred (2,500,000) Shares.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price (which may not be less than 100% of the Fair Market Value of the underlying Shares on the grant date), the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than seven (7) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to Stock Appreciation Rights.

(f) No Repricing. The exercise price for a Stock Appreciation Right may not be reduced without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Stock Appreciation Right as well as a Stock Appreciation Right exchange program whereby the Participant agrees to cancel an existing Stock Appreciation Right in exchange for an Option, Stock Appreciation Right or other Award.

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(g) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

(iii) At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof, as specified in the Award Agreement.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing sentence, during any Fiscal Year no Participant will be granted more than an aggregate of one million (1,000,000) Shares of Restricted Stock, Restricted Stock Units and Performance Shares. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.Any such dividends or distributions will be subject to the same vesting restrictions as the Shares of Restricted Stock with respect to which they were paid.

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(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d), may be left to the discretion of the Administrator. Notwithstanding anything to the contrary in this subsection (a), during any Fiscal Year no Participant will be granted more than an aggregate of one million (1,000,000) Shares of Restricted Stock, Restricted Stock Units and Performance Shares.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or status as a Service Provider), or any other basis determined by the Administrator in its discretion. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

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(f) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Performance Shares.

(a) Grant of Performance Shares. Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Shares granted to each Participant provided that during any Fiscal Year, for Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, no Participant will be granted more than an aggregate of one million (1,000,000) Shares of Restricted Stock, Restricted Stock Units and Performance Shares.

(b) Value of Performance Shares. Each Performance Share will be granted with a fixed dollar payout price. Upon vesting, the Participant shall receive Shares with a Fair Market Value on the vesting date that is equal to the fixed dollar payout price, rounded down to the nearest whole Share.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or status as a Service Provider), or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Shares. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Share.

(e) Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period in Shares (which have an aggregate Fair Market Value equal to the fixed dollar payout value on the vesting date, rounded down to the nearest whole Share).

(f) Cancellation of Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

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11. Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units and Performance Shares may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement (“Performance Goals”) including (a) earnings per share, (b) operating cash flow, (c) operating income, (d) profit metrics (such as EBIDA profitability or Non-GAAP profitability) (e) return on assets, (f) return on equity, (g) return on sales, (h)  revenue, (i) stock price, (j) growth in stockholder value relative to the moving average of the S&P 500 Index or another index, (k) gross margin, (l) operating expenses or operating expenses as a percentage of revenue, (m) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (n) return on capital, (o) return on assets or net assets, (p) return on investment, (q) operating margin, (r) market share, (s) contract awards or backlog, (t) overhead or other expense reduction, (u) objective customer indicators, (v) new product invention or innovation, (w) attainment of research and development milestones, (x) total stockholder return, and (y) working captial. Any Performance Goals may be used to measure the performance of the Company as a whole or a Subsidiary or other business unit or segment of the Company and may be measured relative to a peer group or index. Any criteria used may be measured, as applicable (i) in absolute terms, (ii) against another company or companies, on a per-share basis, and/or (iii) on a pre-tax or post-tax basis (if applicable). The Performance Goals may differ from participant to participant and from Award to Award. In establishing the Performance Goals, the Administrator shall determine whether to determine such goals in accordance with United States Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”) or which may be adjusted when established to either exclude any items otherwise includable under GAAP or under IASB Principles or include any items otherwise excludable under GAAP or under IASB Principles.

12. Leaves of Absence; Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate; provided, however, that in no event may an Award be transferred to a third party for value.

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9, and 10.

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(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines in accordance with the authorizations presented herein, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction, but may only exercise such discretion (with respect to any outstanding Awards, whenever granted) in a manner specifically authorized in the remainder of this Section 14 (c).

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units and Performance Shares, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion (but in no event longer than the original full term), and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

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Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals or other performance criteria will not be considered assumed if the Company or its successor modifies any of such Performance Goals or other performance criteria without the Participant’s consent; provided, however, a modification to such Performance Goals or other performance criteria only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15. Tax Withholding

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon its approval by the Company’s stockholders. It will continue in effect for a term of ten (10) years from the date of the initial Board action unless terminated earlier under Section 19 of the Plan.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

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(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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LANTRONIX, INC. 7535 Irvine Center Drive, Suite 100 Irvine, CA 92618

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LANTRONIX, INC.
2015 Annual Meeting of Stockholders
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF LANTRONIX, INC.

The undersigned stockholder(s) of LANTRONIX, INC., a Delaware corporation, hereby facknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 7, 2015, and hereby appoints Kurt Busch and Jeremy Whitaker, or either of them, proxies and attorneys-in-fact, each with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Lantronix, Inc. (the "Annual Meeting") to be held on November 19, 2015 at 9:00 a.m., local time, at Lantronix' Corporate Headquarters, 7535 Irvine Center Drive, Suite 100, Irvine, CA 92618, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present, on the matters set forth on the reverse side and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting or at any adjournment or postponement there of, with all powers which the undersigned would possess if present at the Annual Meeting.

THE PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED: (1) “FOR' THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR; (2) “FOR' THE RATIFICATION OF SQUAR MILNER LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING ON JUNE 30, 2016; (3) “FOR' THE ADVISORY APPROVAL OF THE COMPENSATION OF LANTRONIX’S NAMED EXECUTIVE OFFICERS; AND (4) "FOR" THE APPROVAL OF AN AMENDMENT TO THE LANTRONIX, INC. AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN WHICH INCREASES THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN BY 1,500,000 SHARES.